As filed with the Securities and Exchange Commission on September 21, 2004
                                                    Registration Nos. 333-118174
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
    |X| Pre-Effective Amendment No. _1__ [ ] Post-Effective Amendment No. ___
                              --------------------
                              PHOENIX EQUITY TRUST
            (Formerly, Phoenix-Aberdeen Worldwide Opportunities Fund)
               (Exact Name of Registrant as Specified in Charter)
                              --------------------
                     c/o Phoenix Equity Planning Corporation
               101 Munson Street, Greenfield, Massachusetts 01301
                    (Address of Principal Executive Offices)
                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)
                              --------------------
                              John R. Flores, Esq.
                       c/o Phoenix Life Insurance Company
               One American Row, Hartford, Connecticut 06102-5056
                     (Name and address of Agent for Service)

                          Copies of Communications to:
                           Matthew A. Swendiman, Esq.
                       c/o Phoenix Life Insurance Company
               One American Row, Hartford, Connecticut 06102-5056

                                Richard L. Teigen
                               Foley & Lardner LLP
                            777 East Wisconsin Avenue
                               Milwaukee, WI 53202
                              --------------------
                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

         It is proposed that this filing will become effective on September 21, 2004, pursuant to Rule 488 under the Securities Act of 1933.

                              --------------------
      Title of Securities Being Registered: Shares of beneficial interest, no par value per share.

         Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, which permits registration of an indefinite number of shares of beneficial interest of the Phoenix Mid-Cap Value Fund. Accordingly, no filing fee is due in connection with this Registration Statement.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                              PHOENIX EQUITY TRUST
            (FORMERLY, PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND)

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

Form N-14 Item No. and Caption                                 Caption or Location in Prospectus/Proxy Statement
----------------------------------------------------------     -------------------------------------------------------

Part A: Information Required in Prospectus/Proxy Statement

1.   Beginning of Registration Statement and Outside           Cover Page; Cross Reference Sheet
     Front Cover Page of Prospectus

2.   Beginning and Outside Back Cover Page of Prospectus       Table of Contents

3.   Fee Table, Synopsis Information and Risk Factors          Synopsis; Principal Risk Factors; Comparison of
                                                               Investment Objectives and Policies

4.   Information about the Transaction                         Synopsis; The Proposed Reorganization; Comparative
                                                               Information on Shareholder Rights; Exhibit A (Form of
                                                               Agreement and Plan of Reorganization)

5.   Information about the Registrant                          Cover Page; Synopsis; Principal Risk Factors;
                                                               Substantially the Same Investment Objectives and
                                                               Policies; The Proposed Reorganization; Comparative
                                                               Information on Distribution Arrangements; Comparative
                                                               Information on Shareholder Services; Comparative
                                                               Information on Shareholder Rights; Management and Other
                                                               Service Providers

6.   Information about the Company Being Acquired              Synopsis; Comparison of Investment Objectives and
                                                               Policies; The Proposed Reorganization; Comparative
                                                               Information on Distribution Arrangements; Comparative
                                                               Information on Shareholder Services; Comparative
                                                               Information on Shareholder Rights; Prospectus of the
                                                               FMI Mutual Funds, Inc., dated October 30, 2003, as
                                                               supplemented

7.   Voting Information                                        Synopsis; The Proposed Reorganization; Comparative
                                                               Information on Shareholder Rights; Voting Information

8.   Interest of Certain Persons and Experts                   The Proposed Reorganization

9.   Additional Information Required for Reoffering By         Not Applicable
     Persons Deemed to be Underwriters

Part B: Information Required in Statement of Additional Information

10.  Cover Page                                                Cover Page

11.  Table of Contents                                         Table of Contents

12.  Additional Information about the Registrant               Cover Page

Form N-14 Item No. and Caption                                 Caption or Location in Prospectus/Proxy Statement
----------------------------------------------------------     -------------------------------------------------------

13.  Additional Information about the Company Being            Cover Page; Statement of Additional Information of FMI
     Acquired                                                  Mutual Funds, Inc. dated October 30, 2003, as supplemented

14.  Financial Statements                                      Annual Report of the Registrant for the year ended June 30,
                                                               2004; Annual Report of FMI Mutual Funds, Inc. for the year ended June 30, 2004; and Pro Forma Financial Statements

Part C: Other Information

15.  Indemnification                                           Indemnification

16.  Exhibits                                                  Exhibits

17.  Undertakings                                              Undertakings

                         FMI SASCO CONTRARIAN VALUE FUND

                       A SERIES OF FMI MUTUAL FUNDS, INC.
                              225 EAST MASON STREET
                           MILWAUKEE, WISCONSIN 53202
                                 (800) 811-5311

                              --------------------


                                                              September 21, 2004

Dear Shareholder:

   The FMI Sasco Contrarian Value Fund (the "Merging Series"), a series of FMI Mutual Funds, Inc. (the "FMI Company"), will hold a Special Meeting of Shareholders at 2:00 p.m., local time, on October 7, 2004, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, CT 06115-0480. At the Special Meeting, the shareholders of the Merging Series will vote on an Agreement and Plan of Reorganization under which the Merging Series will be combined with the Phoenix Mid-Cap Value Fund (the "Surviving Series"), a series of Phoenix Equity Trust. The investment objective and policies of the Surviving Series are the same as those of the Merging Series. If the reorganization agreement is implemented, you will become a shareholder of the Surviving Series and will receive Class A shares of the Surviving Series with an aggregate net asset value equal to the aggregate net asset value of your investment in the Merging Series. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Counsel, Inc. will pay all costs of the reorganization.

   The Board of Directors of the FMI Company believes that the reorganization will provide shareholders of the Merging Series with reduced shareholder expenses by reason of a provision of the Agreement and Plan of Reorganization obligating the Surviving Series to limit total fund operating expenses to 1.25% of total net assets, while maintaining the same investment objective, strategies and techniques of the Merging Series. The Board of Directors has carefully considered and has unanimously approved the proposed reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of the Merging Series and its shareholders. Therefore, the Board of Directors recommends that you vote in favor of the Agreement and Plan of Reorganization.

   We have enclosed a copy of the Notice of Special Meeting of Shareholders, the Prospectus/Proxy Statement and a proxy card. This card should be used to register your vote on the proposals to be acted upon at the Special Meeting. It is important for you to provide voting instructions with respect to the issues described in the accompanying Prospectus/Proxy Statement. We recommend that you read the Prospectus/Proxy Statement in its entirety as the explanations will help you to decide what voting instructions you would like to provide.

   Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in the following ways:

     o     BY MAIL - using the enclosed Proxy Card(s) and postage paid envelope

     o     IN PERSON - at the Special Meeting

   We encourage you to vote. Whichever method you choose, please read the enclosed Prospectus/Proxy Statement carefully before you vote.

   YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE EACH PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED.

                                   Sincerely,

                                   Donald S. Wilson
                                   Secretary

                         FMI SASCO CONTRARIAN VALUE FUND

                       A SERIES OF FMI MUTUAL FUNDS, INC.
                              225 EAST MASON STREET
                           MILWAUKEE, WISCONSIN 53202
                                 (800) 811-5311

                              --------------------

      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 7, 2004

TO THE SHAREHOLDERS:

   The FMI Sasco Contrarian Value Fund, a series of FMI Mutual Funds, Inc., a Wisconsin corporation, will hold a Special Meeting of Shareholders at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, CT 06115-0480, on October 7, 2004 at 2:00 p.m., local time, for the following purposes:

   1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated October 7, 2004, and the transactions it contemplates, including (a) the transfer of all of the assets of the FMI Sasco Contrarian Value Fund, a series of FMI Mutual Funds, Inc., to the Phoenix Mid-Cap Value Fund, a series of Phoenix Equity Trust, in exchange solely for Class A shares of the Phoenix Mid-Cap Value Fund and the assumption by the Phoenix Mid-Cap Value Fund of all liabilities of the FMI Sasco Contrarian Value Fund and (b) the distribution of the shares of the Phoenix Mid-Cap Value Fund so received to shareholders of the FMI Sasco Contrarian Value Fund in complete liquidation of the FMI Sasco Contrarian Value Fund.

   2. To consider and act upon any other business as may properly come before the meeting and any adjournment(s) thereof.

   You are entitled to vote at the meeting and any adjournment(s) if you owned shares of the FMI Sasco Contrarian Value Fund at the close of business on August 31, 2004.

   Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in the following ways:

        o   BY MAIL - using the enclosed Proxy Card(s) and postage paid envelope

        o   IN PERSON - at the Special Meeting

   We encourage you to vote. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

   If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal noticed above.

                                    By Order of the Board of Directors of
                                    FMI Mutual Funds, Inc.

                                    Donald S. Wilson
                                    Secretary

Milwaukee, Wisconsin
September 21, 2004

                            INTENTIONALLY LEFT BLANK

                           PHOENIX MID-CAP VALUE FUND

                        A SERIES OF PHOENIX EQUITY TRUST
                     C/O PHOENIX EQUITY PLANNING CORPORATION
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                 (800) 243-1574

                         FMI SASCO CONTRARIAN VALUE FUND

                       A SERIES OF FMI MUTUAL FUNDS, INC.
                              225 EAST MASON STREET
                           MILWAUKEE, WISCONSIN 53202
                                 (800) 811-5311

                           PROSPECTUS/PROXY STATEMENT

                            DATED SEPTEMBER 21, 2004

   This Prospectus/Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of FMI Mutual Funds, Inc. (the "FMI Company"), for use at the Special Meeting of Shareholders of the FMI Sasco Contrarian Value Fund (the "Merging Series") to be held at 2:00 p.m., local time, on October 7, 2004 at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, CT 06115-0480 and at any adjournment(s).

   The purpose of the meeting is to consider an Agreement and Plan of Reorganization that would effect the reorganization of the Merging Series into the Phoenix Mid-Cap Value Fund ("Surviving Series"), a series of Phoenix Equity Trust (the "Acquiring Trust"), as described below. Under the reorganization agreement, all of the assets of the Merging Series would be transferred to the Surviving Series in exchange solely for Class A shares of the Surviving Series and the Surviving Series will assume all liabilities of the Merging Series. These shares of the Surviving Series would then be distributed pro rata to the shareholders of the corresponding class of the Merging Series, and then the Merging Series would be liquidated. As a result of the proposed transactions, each shareholder of the Merging Series would receive a number of full and fractional shares of the Class A shares of the Surviving Series with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Merging Series shares on the effective date of the reorganization.

   The Surviving Series and the Merging Series are each portfolio series of open-end management investment companies. The Surviving Series has been established by the Acquiring Trust to receive all the assets of the Merging Series and to carry on the business of the Merging Series following the reorganization. It will have no operations prior to the proposed reorganization. The investment objective, strategies and risk factors of the Surviving Series are substantially the same as those of the Merging Series. The Merging Series predominantly invests in and the Surviving Series will predominantly invest in larger small capitalization companies and mid-capitalization companies.

   The portfolio managers of the series look, or will look in the case of the Surviving Series, for companies with restructuring and turnaround potential that are selling at a substantial discount to their market value and future earnings power. Phoenix Investment Counsel, Inc. ("PIC Adviser") is employed as the investment adviser for the Surviving Series and Sasco Capital, Inc. ("Sasco") is employed as the subadviser for the Surviving Series. Fiduciary Management, Inc. ("FMI Adviser") is employed as the investment adviser for the Merging Series and Sasco is employed as the subadviser for the Merging Series.

   This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information that you should know about the Merging Series, the Surviving Series, and the transactions contemplated by the reorganization agreement. As used in this Prospectus/Proxy Statement, the term "series" collectively refers to the Merging Series and the Surviving Series.

   Additional information about the Merging Series is included in the current Prospectus of FMI Mutual Funds, Inc., dated October 31, 2003, as supplemented. A copy of such prospectus has been filed with the SEC, and is incorporated by reference herein. Further information about the Merging Series is included in the Statement of Additional Information for FMI Mutual Funds, Inc., dated October 31, 2003, as supplemented, which also has been filed with the SEC and is incorporated by reference herein. A copy of the Merging Series' Prospectus and Statement of Additional Information may be obtained without charge by contacting FMI Mutual Funds, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202, or by telephoning FMI Mutual Funds, Inc. toll-free at 1-800-811-5311.

   A Statement of Additional Information to this Prospectus/Proxy Statement dated September 21, 2004 relating specifically to the proposed transfer of all of the assets and liabilities of the Merging Series, a series of the FMI Company, to the Surviving Series, in exchange for Class A shares of the Surviving Series, is incorporated herein by reference. A copy of the Statement of Additional Information to this Prospectus/Proxy Statement may be obtained without charge by contacting Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

   The Acquiring Trust files reports, proxy materials and other information with the SEC. You may inspect those reports, proxy materials and other information at the public reference facilities maintained by the SEC at 450 Fifth Street N.W., Washington, D.C. 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's web site at www.sec.gov.

   This Prospectus/Proxy Statement constitutes the proxy statement of the Merging Series for the Special Meeting and the prospectus for shares of the Surviving Series that have been registered with the SEC and are being issued in connection with the reorganization. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about September 23, 2004.

                              --------------------

   THE SECURITIES OF THE SURVIVING SERIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE DISCLOSURE IN THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              --------------------

The date of this Prospectus/Proxy Statement is September 21, 2004.

                                TABLE OF CONTENTS

                                                                           Page

SYNOPSIS......................................................................5

PRINCIPAL RISK FACTORS.......................................................10

THE PROPOSED REORGANIZATION..................................................11

INVESTMENT OBJECTIVES AND POLICIES...........................................15

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS.........................17

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES..............................18

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS................................19

FISCAL YEAR..................................................................20

MANAGEMENT AND OTHER SERVICE PROVIDERS.......................................21

VOTING INFORMATION...........................................................21

MISCELLANEOUS................................................................33

OTHER BUSINESS...............................................................37

                            INTENTIONALLY LEFT BLANK

                                    SYNOPSIS

BACKGROUND

   The proposed reorganization is the outcome of deliberations by the Board of Directors of the FMI Company and the Board of Trustees of the Acquiring Trust. FMI Adviser and PIC Adviser, the advisers to the Merging Series and the Surviving Series, respectively, recommended that the Directors of the FMI Company and the Trustees of the Acquiring Trust consider the benefits that the shareholders would realize if the Merging Series were to be combined with the Surviving Series; namely, that the reorganization would likely provide shareholders of the Merging Series with reduced shareholder expenses by reason of a provision of the Agreement and Plan of Reorganization obligating the Surviving Series to limit total fund operating expenses to 1.25% of total net assets, while maintaining the same investment objective, strategies and techniques of the Merging Series. In response to their recommendation, the independent directors of the FMI Company and the independent trustees of the Acquiring Trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits that shareholders would realize from the proposal. Independent directors and trustees are directors and trustees who are not "interested persons" of their respective corporation or trust (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). After considering the specific reorganization proposal, and the likely benefits the shareholders would realize from the proposal the Board of Directors of the FMI Company and the Board of Trustees of the Acquiring Trust, including the independent directors and trustees, as applicable, at meetings held on June 11, 2004 and August 17, 2004, respectively, approved the reorganization.

THE ACQUIRING TRUST

   On August 17, 2004, the Acquiring Trust changed its name from Phoenix-Aberdeen Worldwide Opportunities Fund to Phoenix Equity Trust (i.e., the Acquiring Trust) and the Board of Trustees designated the Phoenix-Aberdeen Worldwide Opportunities Fund as a series of the Acquiring Trust and authorized an additional series of the Acquiring Trust, the Phoenix Mid-Cap Value Fund (i.e., the Surviving Series).

SUMMARY OF THE PROPOSED REORGANIZATION

   The reorganization will be effected in accordance with the terms of a reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Exhibit A. The reorganization agreement provides for:

   o the acquisition of all of the assets of the Merging Series by the Surviving Series in exchange solely for shares in the Surviving Series;

   o the assumption by the Surviving Series of all liabilities of the Merging Series;

   o the pro rata distribution of the Surviving Series shares to the Merging Series shareholders in exchange for the outstanding Merging Series shares; and

   o    the liquidation of the Merging Series.

   The reorganization is anticipated to occur on or about October 8, 2004. If the reorganization agreement is implemented, each Merging Series shareholder will receive a number of full and fractional shares of the Surviving Series with an aggregate net asset value equal to the aggregate net asset value of his or her Merging Series shares as of the closing date of the reorganization.

   The implementation of the reorganization agreement is subject to a number of conditions set forth in the reorganization agreement. See "The Proposed Reorganization." Among the significant conditions (neither of which may be waived) are:

   o the receipt by the FMI Company and the Acquiring Trust of an opinion of counsel as to the Federal income tax consequences of the reorganization; and

   o the approval of the reorganization agreement by the shareholders of the Merging Series.

   The reorganization agreement provides that PIC Adviser will bear all costs and expenses of the reorganization, including the costs of the Special Meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Prospectus/Proxy Statement and the proxy, and any solicitation of proxies.

SURVIVING SERIES AS SUCCESSOR OF MERGING SERIES

   The Surviving Series has been established by the Acquiring Trust to receive all the assets of the Merging Series and carry on the business of the Merging Series following the reorganization. It will have no operations prior to the proposed reorganization. As a result of the proposed reorganization, the Surviving Series will be the successor of the Merging Series. The Surviving Series will assume the past performance of the Merging Series, a series with the same investment objectives, policies and techniques, as its own.

INVESTMENT OBJECTIVES AND POLICIES

   The investment objective of the Surviving Series and the Merging Series is to seek long-term growth of capital. Under normal circumstances, the Merging Series invests at least 80% of its assets in mid-capitalization companies. These are companies having a market capitalization between $1.0 billion and $7.0 billion at the time of purchase. The portfolio manager of the Merging Series looks for companies with restructuring and turnaround potential that are selling at a substantial discount to their private market value and future earnings power. The Surviving Series has the same investment objectives and policies as the Merging Series.

   You may also see "Principal Risk Factors" and "Investment Objectives and Policies" below for further information on the investment objectives, policies and risks of the Surviving Series and the Merging Series.

DISTRIBUTION AND PURCHASE ARRANGEMENTS

   The Surviving Series will offer two classes of shares: Class A and Class C shares. The Merging Series currently offers only one class of shares, which shares are offered to the public at a price equal to the net asset value per share. Existing shareholders of the Merging Series who become shareholders of the Surviving Series through the proposed reorganization will receive Class A shares of the Surviving Series in exchange for their shares of the Merging Series and will not be required to pay a sales load for new purchases of Class A shares of the Surviving Series.

   See "Comparative Information on Distribution Arrangements" below for further information on the distribution arrangements of each series.

DIVIDENDS AND DISTRIBUTIONS

   The Merging Series distributes and the Surviving Series will distribute substantially all of its net investment income and substantially all of its net realized capital gains (if any) annually.

   Shareholders of either series can elect one of the following four distribution options:

        o All reinvestment option - both dividend and capital gain distributions will be reinvested in additional shares of the applicable series.
        o Partial reinvestment option - dividends will be paid in cash and capital gain distributions will be reinvested in additional shares of the applicable series.
        o Partial reinvestment option - dividends will be reinvested in additional shares of the applicable series and capital gain distributions will be paid in cash.
        o All cash option - both dividend and capital gain distributions will be paid in cash.
   Shareholders of the Merging Series may currently exchange their shares for shares of a corresponding class of shares of other affiliated FMI funds. Shareholders of the Surviving Series will be able to exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.

REDEMPTION PROCEDURES

   Shareholders of both the Merging Series and the Surviving Series may redeem their shares at a redemption price equal to the net asset value of the shares (minus any contingent deferred sales charge applicable to the Class C shares of the Surviving Series) as next determined following the receipt of a redemption order in proper form. Ordinarily, checks for payments of redemption proceeds for redeemed Merging Series or Surviving Series shares are mailed or will be mailed, respectively, within seven days after receipt of a redemption request in proper form. See "Comparative Information on Shareholder Services" for more information. You can also find additional information on the Surviving Series' redemption procedures in its Prospectus.

FEDERAL TAX CONSEQUENCES OF PROPOSED REORGANIZATION

   At the closing of the reorganization, the FMI Company and the Acquiring Trust will receive an opinion of counsel, subject to certain assumptions and representations, that:

   o no gain or loss will be recognized by the Merging Series on the transfer of the assets of the Merging Series to the Surviving Series in exchange for Surviving Series shares and the assumption by the Surviving Series of all liabilities of the Merging Series or upon the distribution of Surviving Series shares to the Merging Series shareholders in exchange for their shares of the Merging Series;

   o the aggregate tax basis of the Surviving Series shares, including any fractional shares, received by each shareholder of the Merging Series pursuant to the reorganization will be the same as the aggregate tax basis of the Merging Series shares held by such shareholder immediately prior to the reorganization; and

   o the holding period of the Surviving Series shares, including fractional shares, to be received by each shareholder of the Merging Series will include the period during which the Merging Series shares exchanged therefor were held by such shareholder (provided that the Merging Series shares were held as a capital asset on the date of the reorganization).

   See "The Proposed Reorganization-Federal Income Tax Consequences" for more information.

RISK FACTORS

   The Merging Series and the Surviving Series are subject to the same risks. The series are subject to general investment risk. In addition, because the Merging Series invests and the Surviving Series will invest in mid-capitalization companies, the market for their equity securities is likely to be more sensitive to changes in the economy, earnings results and investor expectations. Mid-cap companies are likely to have more limited product lines and financial resources and experience sharper swings in market values. Shares in mid-capitalization companies may be harder to sell at the times and at the prices that the subadviser thinks is appropriate. Investors can lose money by investing in either series. There is no assurance that a series will meet its investment objective. You may also see "Principal Risk Factors" for the principal risks associated with an investment in a series.

MANAGEMENT AND OTHER SERVICE PROVIDERS

   As the investment adviser for the Surviving Series, PIC Adviser will be responsible for managing the Surviving Series' investment program. Sasco will be the subadviser for the Surviving Series and will be responsible for the day-to-day management of the Surviving Series' portfolio. FMI Adviser, as the investment adviser for the Merging Series is responsible for managing the Merging Series' investment program. Sasco is the subadviser for the Merging Series, and is responsible for the day-to-day management of the Merging Series' portfolio. See "Substantially Similar Investment Objectives and Policies - Management and Other Service Providers" for more information.

COMPARATIVE FEE TABLES

   The tables below are designed to assist an investor in understanding the various direct and indirect costs and expenses associated with an investment in shares of each series. The following tables show shareholder transaction expenses that are currently applicable to the purchase of shares of the Merging Series or will be applicable to the purchase of shares of the Surviving Series. These expenses will remain in effect as to the combined Surviving Series following the reorganization.

   Please note that the Merging Series currently offers only one class of shares. Existing shareholders of the Merging Series who become shareholders of the Surviving Series through the reorganization will receive Class A shares of the Surviving Series in exchange for their shares of the Merging Series and will not be required to pay a sales load in connection with that exchange or for new purchases of Class A shares of the Surviving Series.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)              MERGING           SURVIVING           SURVIVING
                                                                    SERIES            SERIES               SERIES
                                                                 -----------         CLASS A              CLASS C
                                                                                   -------------       -------------

  Maximum Sales Charge (Load) Imposed on Purchase (as a              None              5.75%               None
    percentage of offering price)
  Maximum Deferred Sales Charge (Load) (as a percentage              None              None                1.00%(a)
    of the lesser of the value redeemed or the amount
    invested)
  Maximum Sales Charge (Load) Imposed on Reinvested                  None              None                None
    Dividends
  Redemption Fee                                                     None              None                None
  Exchange Fee                                                       None              None                None

(a) The contingent deferred sales charge is imposed on Class C shares redeemed during the first year only.

   The tables below also includes pro forma information for the combined Surviving Series resulting from the reorganization, assuming the reorganization took place on June 30, 2004, and after adjusting such information to reflect current fees. The expense information for the Merging Series is based upon expenses for the twelve months ended June 30, 2004.

                                                                                      CLASS A SHARES
                                                                         --------------------------------------------

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT                                                PRO FORMA COMBINED
  ARE DEDUCTED FROM SERIES ASSETS)                                          MERGING SERIES      SURVIVING SERIES
                                                                         ------------------- ------------------------

  Management Fees                                                               1.00%                 0.75%
  Distribution and Service (12b-1) Fees(a)                                      0.00%                 0.25%
  Other Expenses                                                                1.46%                 3.71%%
                                                                         --------------------------------------------
TOTAL ANNUAL SERIES OPERATING EXPENSES                                          2.46%                 4.71%
  Expense Reimbursement                                                         (1.16)% (b)          (3.46)% (c)
NET EXPENSES                                                                    1.30%                 1.25%



                                                                                      CLASS C SHARES
                                                                         --------------------------------------------

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT                                                PRO FORMA COMBINED
  ARE DEDUCTED FROM SERIES ASSETS)                                          MERGING SERIES      SURVIVING SERIES
                                                                         ------------------- ------------------------

  Management Fees                                                               N/A                   0.75%
  Distribution and Service (12b-1) Fees(a)                                      N/A                   1.00%
  Other Expenses                                                                N/A                   3.71%%
TOTAL ANNUAL SERIES OPERATING EXPENSES                                          N/A                   5.46%
  Expense Reimbursement                                                         N/A                  (3.46)% (c)
                                                                                             ------------------------
NET EXPENSES                                                                                          2.00%


(a) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(b) The Merging Series' adviser has voluntarily reimbursed the series for expenses over 1.30% of its daily net assets. Absent such reimbursement, total expenses would have been 2.76%.
(c) PIC Adviser has contractually agreed to cap total operating expenses at 1.25% and 2.00% (on an annualized basis) of the Surviving Series' average daily net assets of Class A Shares and Class C Shares, respectively. PIC Adviser may not discontinue this cap on total operating expenses for a minimum period of at least two years from October 8, 2004.
     Total expenses for Class A and Class C Shares would have been 4.71% and 5.46%, respectively, absent such waiver or reimbursement.

EXAMPLE

   These examples illustrate the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. They assume a 5% annual return, the reinvestment of all dividends and distributions and "Annual Fund Operating Expenses" remaining the same each year. These examples are hypothetical; actual series expenses and returns vary from year to year and may be higher or lower than those shown(4). Please note that the Merging Series currently offers only one class of shares. Therefore, the tables below provide information about that class only. Existing shareholders of the Merging Series who become shareholders of the Surviving Series through the reorganization will receive Class A shares of the Surviving Series in exchange for their shares of the Merging Series and will not be required to pay a sales load for new purchases of Class A shares of the Surviving Series.

   ------------------------

   4 The examples assumes the expense reimbursement obligations of PIC Adviser with respect to the Surviving Series are in effect for only the first two years. Thereafter this example does not reflect any expense reimbursement obligations.

   Fees and expenses if you redeemed your shares at the end of each time period:

SERIES                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
Merging Series                                 $132               $570                $1,190              $2,868
Surviving Series                               $0                 $0                  $0                  $0
Pro Forma Combined Series - Class A            $695               $1,298              $2,259              $4,687
Pro Forma Combined Series - Class C            $303               $990                $2,138              $4,962


   Fees and expenses if you did not redeem your shares at the end of each time period:

SERIES                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
Merging Series                                 $132               $570                $1,190              $2,868
Surviving Series                               $0                 $0                  $0                  $0
Pro Forma Combined Series - Class A            $695               $1,298              $2,259              $4,687
Pro Forma Combined Series - Class C            $203               $990                $2,138              $4,962

   Note: Actual expenses for the Merging and ProForma Combined Series may be lower than those shown in the example above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by their respective investment advisers after the first two years. Years 1 and 2 use the capped expense rate for the Merging and Pro Forma Combined Series of 1.30% and 1.25%, respectively. Years 3 through 10 use the gross expense rate of 4.71% and 5.46%, respectively, which is absent the adviser reimbursement.

   The purpose of the tables above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

                             PRINCIPAL RISK FACTORS

   The Surviving Series has been established by the Acquiring Trust to receive all the assets of the Merging Series and to carry on the business of the Merging Series following the reorganization. It will have no operations prior to the proposed reorganization. As such, the principal risk factors associated with an investment in either series are the same.

   An investment in a series is subject to general risks arising from investing in any mutual fund. You can lose money by investing in either series. There is no assurance that the series will meet its investment objective.

GENERAL

   The value of the investments of the series that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of your series' investments decreases, you will lose money.

   Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which a series invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

MID-CAPITALIZATION COMPANIES

   Compared to larger companies, mid-capitalizations companies, and the market for their equity securities, are likely to be more sensitive to changes in the economy, earnings results and investor expectations. They are likely to have more limited product lines and financial resources and experience sharper swings in market values. Shares in mid-capitalization companies may be harder to sell at the times and the prices a subadviser thinks is appropriate.

MARKET RISK

   The prices of the securities in which the series invests or will invest, as applicable, may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

VALUE INVESTING RISK

   The series primarily invest or will invest as applicable, in, "value" stocks. A portfolio manager may be wrong in its assessment of a company's value and the stocks the series hold may not reach what the portfolio manager believes are their full values. From time to time, "value" investing falls out of favor with investors. During those periods, the relative performance of the series may suffer.

   Because of these risks a series is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the series.

   Since the risk factors of the Surviving Series are the same as those of the Merging Series, the discussion of risk factors in the Prospectus and Statement of Additional Information of the Merging Series will apply to the Surviving Series as well. Please refer to the Prospectus and Statement of Additional Information of the Merging Series for more detailed information about the risk factors associated with the series.

                           THE PROPOSED REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

   The terms and conditions under which the proposed reorganization may be consummated are set forth in the reorganization agreement. Significant provisions of the reorganization agreement are summarized below. This summary, however, is qualified in its entirety by reference to the reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

   The Agreement and Plan of Reorganization contemplates:

   o the acquisition by the Surviving Series, on the closing date of the reorganization, of all of the assets of the Merging Series in exchange solely for Class A shares of the Surviving Series and the assumption by the Surviving Series of all liabilities of the Merging Series; and

   o the distribution of Class A shares of the Surviving Series to the shareholders of the Merging Series in exchange for their respective shares of the Merging Series.

   The assets of the Merging Series to be acquired by the Surviving Series include all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivables which are owned by the Merging Series and any deferred or prepaid expenses shown as an asset on the books of the Merging Series on the closing date of the reorganization. The Merging Series will endeavor to discharge all of its known liabilities and obligations prior to the closing date of the reorganization. The Surviving Series will assume all liabilities, accrued or contingent, known or unknown, of the Merging Series reflected on the valuation date specified in the reorganization agreement. The closing of the reorganization will occur following satisfaction or waiver of the conditions to closing set forth in the reorganization agreement, currently anticipated to be on or about October 8, 2004, or such later date as the parties may agree.

   The value of the Merging Series' assets to be acquired and the Merging Series' liabilities to be assumed by the Surviving Series and the net asset value of each class of shares of the Surviving Series will be determined immediately after the close of regular trading on the New York Stock Exchange and after the declaration of any dividends on the closing date, using the valuation procedures set forth in the series' then current Prospectuses and Statements of Additional Information. The number of shares of each class of the Surviving Series to be issued to the Merging Series will be determined by dividing (a) the value of the aggregate net assets attributable to shares of the Merging Series by (b) the net asset value per share of Class A of the Surviving Series.

   On the closing date, the Merging Series will liquidate and distribute pro rata to its shareholders of record the Surviving Series shares received by the Merging Series in exchange for their respective shares in the Merging Series. This liquidation and distribution will be accomplished by opening an account on the books of the Surviving Series in the name of each shareholder of record of the Merging Series and by crediting to each account the shares due pursuant to the reorganization. Every Merging Series shareholder will own Class A shares of the Surviving Series immediately after the reorganization, the value of which will be equal to the value of the shareholder's Merging Series shares immediately prior to the reorganization.

   The consummation of the reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Directors, the Board of Trustees or by an authorized officer of the FMI Company or the Acquiring Trust, as appropriate.

   Among the significant conditions which may not be waived are: (a) the receipt by the FMI Company and the Acquiring Trust of an opinion of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of the Merging Series. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Merging Series, prior to the closing date, by either party by resolution of its Board of Directors or its Board of Trustees, as applicable. In addition, the reorganization agreement may be amended by mutual agreement, except that no amendment may be made to the reorganization agreement subsequent to the Special Meeting that would change the provisions for determining the number of Surviving Series shares to be issued to shareholders of the Merging Series without their further approval.

REASONS FOR THE REORGANIZATION

   The proposed reorganization is the outcome of the deliberation by the Board of Directors of the FMI Company and Board of Trustees of the Acquiring Trust. The advisers to each series recommended that the Directors or Trustees of the FMI Company or the Acquiring Trust, as applicable, consider the benefits that shareholders would realize if the Merging Series were to be combined with the Surviving Series. In response to this recommendation, the independent directors and trustees of the FMI Company or Acquiring Trust, as applicable, requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits to be realized by shareholders from the proposal. Management reported that the reorganization would likely provide shareholders of the Merging Series with reduced shareholder expenses by reason of a provision of the Agreement and Plan of Reorganization obligating the Surviving Series to limit total fund operating expenses to 1.25% of total net assets, while maintaining the same investment objective, strategies and techniques of the Merging Series.

   After considering these and other factors, the Board of Directors of the FMI Company, including the independent directors, concluded at a meeting held on June 11, 2004 that the reorganization would be in the best interests of the Merging Series and its shareholders and that the interests of existing Merging Series' shareholders would not be diluted as a result of the transactions contemplated by the reorganization. The Board of Directors of the FMI Company then voted to approve the reorganization and authorized the officers of the FMI Company to submit the reorganization proposal to shareholders for consideration. The Board of Directors of the FMI Company determined that shareholders would have the opportunity to benefit from greater economies of scale by having the greater access to distribution offered by the Acquiring Trust.

   At a meeting held on June 23, 2004, the Executive Committee of the Acquiring Trust, including the independent trustees of the Committee, also concluded that the reorganization would be in the best interests of the Surviving Series and no dilution will occur. On August 17, 2004, the Board of Trustees for the Acquiring Trust ratified the actions of the Executive Committee. In the course of their review, the Board of Trustees of the Acquiring Trust noted that the advisers to each Series has elected to use the historical financial statements and performance record of the Merging Series, since the Surviving Series would be the successor of the Merging Series.

FEDERAL INCOME TAX CONSEQUENCES

   General
   -------

   The reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code (the "Code"). This means that, in the opinion of counsel, no gain or loss will be recognized by a shareholder of the Merging Series for Federal income tax purposes as a result of the reorganization.

   As a condition to the closing of the reorganization, the Merging Series and the Surviving Series will receive an opinion of Foley & Lardner LLP, substantially to the effect that, among other things, for federal income tax purposes, upon consummation of the reorganization (i) no gain or loss will be recognized by the Merging Series or the Surviving Series as a result of the reorganization, (ii) no gain or loss will be recognized by a shareholder of the Merging Series upon his or her receipt of shares of the Surviving Series in the reorganization solely in exchange for his or her shares of the Merging Series,
(iii) the Merging Series and the Surviving Series each will be a "party to a reorganization" under Section 368(b) of the Code, (iv) the holding period of the assets of the Merging Series acquired by the Surviving Series will include the period during which such assets were held by the Merging Series, (v) the holding period for shares of the Surviving Series received by each shareholder of the Merging Series in exchange for his or her shares in the Merging Series will include the period during which such shareholder held shares of the Merging Series (provided the Merging Series shares were held as capital assets on the date of the exchange), and (vi) immediately after the reorganization, the tax basis of the shares of the Surviving Series received by shareholders of the Merging Series in the reorganization will be equal, in the aggregate, to the tax basis of the shares of the Merging Series surrendered in exchange therefor. Foley & Lardner LLP's opinion will be based upon certain assumptions and representations made by the Merging Series and the Surviving Series.

   An opinion of counsel does not have the effect of a private letter ruling from the Internal Revenue Service ("IRS") and is not binding on the IRS or any court.

   If the reorganization is consummated but fails to qualify as a reorganization within the meaning of Section 368(a) of the Code, the reorganization would be treated as a taxable sale of assets followed by a taxable liquidation of the Merging Series, and Merging Series' shareholders would recognize a taxable gain or loss equal to the difference between their basis in the Merging Series shares and the fair market value of the shares in the Surviving Series received.

   To the extent the Surviving Series has unrealized capital gains at the time of the reorganization, the Merging Series' shareholders may incur taxable gains in the year that the Surviving Series realizes and distributes those gains. This will be true notwithstanding that the unrealized gains were reflected in the price of the Surviving Series' shares at the time they were exchanged for assets of the Merging Series in the reorganization. Conversely, shareholders of the Surviving Series would share in unrealized capital gains of the Merging Series after the reorganization and bear a tax consequence on the subsequent realization of such gains.

   To the extent that the Merging Series has loss carry-forwards at the time of the reorganization, the Merging Series' shareholders may not be able to benefit from such loss carry-forwards after the reorganization.

   Shareholders should consult their tax advisers regarding the effect of the reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state, local and other tax consequences of the reorganization.

Status as a Regulated Investment Company
----------------------------------------

   The Merging Series and the Surviving Series have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the reorganization, the Surviving Series intends to operate or continue to operate so as to qualify as a regulated investment company. The Merging Series' existence as a separate series of the FMI Company will be terminated as part of the reorganization.

CAPITALIZATION

   The Surviving Series has been established by the Acquiring Trust to receive all the assets of the Merging Series and to carry on the business of the Merging Series following the reorganization. It will have no operations prior to the consummation of the proposed reorganization. The following table sets forth the capitalization of the Merging Series and on a pro forma basis the combined capitalization of the Surviving Series as of June 30, 2004 giving effect to the proposed acquisition of net assets of the Merging Series at net asset value. The Merging Series currently offers only one class of shares. The Surviving Series will offer two classes of shares: Class A shares and Class C shares. The pro forma data reflects an exchange ratio of approximately 1.0 for Class A shares of the Surviving Series issued for each share of the Merging Series.


                                                                                           PRO FORMA COMBINED
                                           MERGING SERIES            SURVIVING SERIES            SERIES
                                    --------------------------------------------------------------------------

Net Assets
Class A                              $6,403,562                 $         0                $6,403,562
Class C                              N/A                                 N/A               N/A

Net Asset Value per share
Class A                              $17.04                     $         0                $17.04
Class C                              N/A                                 N/A               N/A

Shares outstanding
Class A                              375,784                              0                375,784
Class C                              N/A                                 N/A               N/A


   The table set forth above should not be relied on to determine the number of Surviving Series shares to be received in the reorganization. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Merging Series and the Surviving Series at the time of the reorganization.

HISTORICAL PERFORMANCE INFORMATION

   As a result of the reorganization, the Surviving Series will be the successor of the Merging Series, which will be reorganized as a series of the Acquiring Trust pursuant to the proposed reorganization. The Surviving Series treats the past performance of the Merging Series, a series with substantially the same investment objectives, policies and philosophies, as its own.

   The performance table below therefore includes the performance, which has not been restated to reflect any differences in any applicable sales charges, of the shares of the Merging Series prior to the Surviving Series' commencement date. The Merging Series, which commenced operations on December 30, 1997, offered only one class of shares. Therefore, the tables below provide information about the performance for that one class only. The Merging Series' past performance is not necessarily an indication of how the Surviving Series will perform in the future.


                                  AVERAGE ANNUAL TOTAL RETURNS FOR
                                    PERIODS ENDING JUNE 30, 20041

   MERGING SERIES - FMI SASCO
          CONTRARIAN                                                 INCEPTION TO
          VALUE FUND                    1 YEAR         5 YEARS       JUNE 30, 2004     INCEPTION DATE
----------------------------------  --------------  --------------  ---------------   ----------------
Shares at NAV                           40.03%         12.96%            9.59%            12/30/97
Russell Midcap Index(1)                 29.38%          6.51%            8.21%            12/30/97

------------------

(1) The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index as ranked by total market capitalization. This index attempts to capture the performance of the medium-sized universe of common stocks. Reflects no deduction for fees, expenses or taxes.

   The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives, policies and restrictions of the Surviving Series and the Merging Series are the same.

INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives and policies of the Surviving Series and the Merging Series are the same except that the Merging Series cannot purchase or sell commodities, including financial futures. The series have an investment objective of long-term growth of capital. The investment objective of the Surviving Series may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

   The principal investment strategies of the Surviving Series and the Merging Series are the same.

   o Under normal circumstances, a series will invest at least 80% of its assets in securities of mid-capitalization companies, which are those having a market capitalization between $1.0 billion and $7.0 billion at the time of purchase.

   o The subadviser will look for companies with restructuring and turnaround potential that are selling at a substantial discount to their private market value and future earnings power.

   o The subadviser will utilize a "bottom-up" investment approach. The subadviser will look for companies that are both selling at a substantial discount to their private market value and have restructuring and turnaround potential. The subadviser will look for companies where there is potential for significant increase in future earnings leading to significant price appreciation.

   o The subadviser will employ a sell discipline pursuant to which it will sell a position when the price of the stock reaches the subadviser's target price; sell a position when it has diminished confidence that management can execute the turnaround strategy; and sell a position when key management departs.

   Temporary defensive strategy: If the subadviser of a series believes that market conditions are not favorable to the series' principal strategies, such series may invest without limit in U.S. government securities and in money market instruments. When this allocation happens, such series may not achieve its investment objective.

   Since the principal investment strategies and policies of the Surviving Series are the same, except as noted above, as those of the Merging Series, the discussion of the investment strategies in the Prospectus and Statement of Additional Information of the Merging Series applies to the Surviving Series as well. Please refer to the Prospectus and the Statement of Additional Information of the Merging Series for more detailed information about these and other investment techniques of the series.

MANAGEMENT AND OTHER SERVICE PROVIDERS

   As the investment adviser for the Surviving Series, PIC Adviser is responsible for managing the Surviving Series' investment program and the general operations of the Surviving Series. Sasco is the subadviser for the Surviving Series, and is responsible for the day-to-day management of the Surviving Series' portfolio. FMI Adviser, as the investment adviser for the Merging Series, is responsible for managing the Merging Series' investment program and the general operations of the Merging Series. FMI Adviser is a registered investment adviser controlled by Mr. Ted D. Kellner. Sasco is the subadviser for the Merging Services and is responsible for the day-to-day management of the Merging Series' portfolio.

   Bruce Bottomley, Daniel Leary, and Mark Helderman at Sasco are primarily responsible for the day-to-day management of the portfolio of the Merging Series, and are to be primarily responsible for the day-to-day management of the portfolio of the Surviving Series. Mr. Bottomley is Managing Director of Sasco and also serves as Portfolio Manager of Sasco. He has thirty-two years of investment experience and joined Sasco at the time of its inception in 1986. He received his MBA from the University of Chicago. Mr. Leary is Managing Director of Sasco and also serves as Portfolio Manager of Sasco. He has thirty-three years of investment experience and joined Sasco at the time of its inception in 1986. Mr. Leary is a graduate of the Boston College School of Management. Mr. Helderman is Managing Director of Sasco and also serves as Portfolio Manager of Sasco. He has eighteen years of investment experience and joined Sasco in 1997. Mr. Helderman is a graduate of the University of Dayton.

CERTAIN INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Acquiring Trust with respect to the Surviving Series. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of a fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders or more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Surviving Series (or "Fund") may not:

(1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(2) Purchase securities if, after giving effect to the purchase, more than 25% of its respective total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

(3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
     (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by exemptive orders or staff interpretations of the Securities and Exchange Commission shall not be deemed to be prohibited by this restriction.

(5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under applicable law.

(6) Purchase or sell real estate, except that the Funds may (i) acquire or lease office space for their own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Funds as a result of the ownership of securities.

(7) Purchase or sell commodities or commodity contracts, except the Funds may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(8) Make loans, except that the Funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Series is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Series' assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300%, the series shall, within three days hereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.

              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

MULTIPLE CLASS STRUCTURE

   The Merging Series currently offers only one class of shares. The Surviving Series will offer two classes of shares: Class A and Class C shares.

   In the proposed reorganization, you will receive Class A shares of the Surviving Series in exchange for your shares in the Merging Series. The reorganization will be effected at net asset value. No sales charge will be imposed on your shares and you will not be required to pay a sales load for new purchases of Class A shares of the Surviving Series.

   The shares of the various classes are offered under the following arrangements:

CLASS A SHARES (CURRENTLY OFFERED BY THE SURVIVING SERIES ONLY)

   o Are offered to the public at net asset value plus a maximum sales charge of 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions.

   o    Are not subject to any charges when redeemed.
   o With respect to the Surviving Series, Class A shares have lower distribution and service fees (0.25%) and pay higher dividends than Class C shares.
   o Existing shareholders of the Merging Series who become shareholders of the Surviving Series through the reorganization will receive Class A shares of the Surviving Series in exchange for their shares of the Merging Series and shareholders will not be required to pay a sales load for new purchases of Class A shares of the Surviving Series for so long as they remain shareholders of the Surviving Series.

CLASS C SHARES (OFFERED BY SURVIVING SERIES ONLY)

   o Are offered to the public at net asset value with no sales charge at the time of purchase.
   o Are subject to a deferred sales charge of 1.00% if they are redeemed within the first year after they are purchased. The deferred sales charge may be waived under certain conditions.
   o    Are subject to an ongoing distribution and service fee (1.00%).

DISTRIBUTION PLANS

   Phoenix Equity Planning Corporation will serve as the distributor ("Distributor") of shares for the Surviving Series. The Acquiring Trust has adopted a distribution plan for each class of shares of the Acquiring Trust under Rule 12b-1 under the 1940 Act relating to the sale and promotion of the Surviving Series' shares.

   Under the Acquiring Trust's distribution plan, the Surviving Series will compensate the Distributor 0.75% of the average daily value of the net assets of Class C shares. In addition, the Distributor will be paid 0.25% annually of the average daily net assets of each class of shares (including Class A) as compensation for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts.

   The FMI Company has also adopted distribution plans pursuant to Rule 12b-1 on behalf of the shares of the Merging Series (collectively, the "FMI Plans"). The Merging Series does not currently employ a distributor. Under the FMI Plans, the Merging Series may incur a distribution fee of 0.25% based on average daily net assets. The Merging Series, however, did not utilize the plan or pay 12b-1 fees for the year ended June 30, 2004.

                 COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

   The Merging Series and the Surviving Series offer similar shareholder services including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions, and an automatic investment program. The Merging Series distributes net investment income annually and net realized capital gains, if any, at least annually. The Surviving Series will distribute net investment income semiannually and net realized capital gains, if any, at least annually. All dividends and distributions with respect to the shares of the Merging Series and the Surviving Series are or will be, as applicable, paid in additional shares of the respective series unless shareholders elect to receive cash. The number of shares received in connection with any reinvestment of dividends will be based upon the net asset value per share of the Merging Series and the Surviving Series in effect on the record date.

   Shareholders of the Merging Series may currently exchange their shares for shares of a corresponding class of shares of other affiliate FMI Company series. Shareholders of the Surviving Series will be able to exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.

   Shares of the Merging Series and the Surviving Series may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. Payment of redemption proceeds for redeemed Merging Series and Surviving Series shares generally are or will be, respectively, mailed within seven days after receipt of a redemption request in proper form and documentation, provided that each check used for purchases of shares has been cleared for payment. Redemptions by Class C shareholders will be subject to the applicable deferred sales charge, if any.

   Because the Surviving Series and the Merging Series offer similar shareholder services, after the closing similar services will continue to be available to Merging Series shareholders in their capacity as Surviving Series shareholders.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

   The following is a summary of certain differences in the legal structure of each of the Merging Series and the Surviving Series.

FORMS OF LEGAL STRUCTURE

   The FMI Company is a Wisconsin corporation. The operation of the FMI Company is governed by its Articles of Incorporation and by Wisconsin law. The FMI Company is registered with the SEC as an open-end management investment company and is subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. The Board of Directors of the FMI Company may generally authorize mergers, consolidations, shares exchanges and reorganizations of a new series or a respective series with another series or other business organization subject to shareholder approval.

   The Acquiring Trust is a Delaware Statutory Trust. The operations of this trust are governed by its Declaration of Trust and by Delaware law. The Acquiring Trust is registered with the SEC as an open-end management investment company and is subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. The Trustees of the Acquiring Trust may generally authorize mergers, consolidations, share exchanges and reorganizations of a new series or of each respective series with another series or other business organization subject to shareholder approval.

SHARES

   The FMI Company offers shares in five series, each of which have one class of shares outstanding: the Merging Series, FMI Provident Trust Strategy Fund, FMI Winslow Growth Fund, FMI Knappenberger Partners Emerging Growth Fund and FMI Woodland Small Capitalization Value Fund. The FMI Company may also organize other series in the future. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Directors, and are freely transferable. The assets and proceeds received by the FMI Company from the issue or sale of shares of a series are allocated to that series and constitute the rights of that series, subject only to the rights of creditors. Any underlying assets of a series are required to be segregated on the books of account of the FMI Company. These assets are to be used to pay the expenses of the series as well as a share of the general expenses of the FMI Company.

   The Acquiring Trust will offer shares of two series, each of which will have different classes: the Surviving Series and the Phoenix-Aberdeen Worldwide Opportunities Fund. The Acquiring Trust may also organize other series in the future. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Trustees, and are freely transferable. The assets and proceeds received by the trust from the issue or sale of shares of a series or class are allocated to that series and constitute the rights of that series, subject only to the rights of creditors. Any underlying assets of a series or class are required to be segregated on the books of account of the Acquiring Trust. These assets are to be used to pay the expenses of the series or class as well as a share of the general expenses of the Acquiring Trust.

MEETINGS

   The Board of Directors or Board of Trustees of the FMI Company or Acquiring Trust, as applicable, may call shareholder meetings as necessary. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any trustee shall be called by directors or trustees, as applicable, upon written request by shareholders holding at least ten percent of the outstanding shares entitled to vote. One-third of the shares entitled to vote constitutes a quorum at a shareholder meeting of the Surviving Series. A majority of the shares entitled to vote constitutes a quorum at a shareholder meeting of the Merging Series.

SHAREHOLDER LIABILITY

   Unlike the stockholders of a corporation, under certain circumstances shareholders of a statutory trust may be held personally liable for the debts, claims or other obligations of a statutory trust. However, the Declaration of Trust of the Acquiring Trust limits shareholder liability. Such Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Acquiring Trust itself would be unable to meet its obligations.

LIABILITY OF TRUSTEES

   The Articles of Incorporation of the FMI Company provides that directors will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

   The Declaration of Trust of the Acquiring Trust provides that trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Acquiring Trust may purchase insurance for trustees to cover potential liabilities and will generally indemnify a trustee against such claims. The Acquiring Trust may also advance payments to a trustee in connection with indemnification.

LIQUIDATION OR DISSOLUTION

   In the event of the liquidation or dissolution of the Merging series, the Directors of the FMI Company Trust shall distribute the assets of the Merging Series to the shareholders, according to their respective rights, after accounting for the liabilities of the FMI Company.

   In the event of the liquidation or dissolution of the Surviving Series, the Trustees of the Acquiring Trust shall distribute the assets of the Surviving Series to the shareholders, according to their respective rights, after accounting for the liabilities of the Acquiring Trust.

                                   FISCAL YEAR

   Both series operate on a fiscal year which ends June 30.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

   Responsibility for the overall supervision of each series rests with the Board of Directors of the FMI Company and the Board of Trustees of the Acquiring Trust.

   As the investment adviser for the Surviving Series, PIC Adviser is responsible for managing the Surviving Series' investment program and the general operations of the Surviving Series. Sasco is the subadviser for the Surviving Series, and is responsible for the day-to-day management of the Surviving Series' portfolio. FMI Adviser, as the investment adviser for the Merging Series, is responsible for managing the Merging Series' investment program and the general operations of the Merging Series. FMI Adviser is a registered investment adviser controlled by Mr. Ted D. Kellner. Sasco is the subadviser for the Merging Services and is responsible for the day-to-day management of the Merging Series' portfolio.

   Bruce Bottomley, Daniel Leary, and Mark Helderman at Sasco are primarily responsible for the day-to-day management of the portfolio of the Merging Series, and are to be primarily responsible for the day-to-day management of the portfolio of the Surviving Series. Mr. Bottomley is Managing Director of Sasco and also serves as Portfolio Manager of Sasco. He has thirty-two years of investment experience and joined Sasco at the time of its inception in 1986. He received his MBA from the University of Chicago. Mr. Leary is Managing Director of Sasco and also serves as Portfolio Manager of Sasco. He has thirty-three years of investment experience and joined Sasco at the time of its inception in 1986. Mr. Leary is a graduate of the Boston College School of Management. Mr. Helderman is Managing Director of Sasco and also serves as Portfolio Manager of Sasco. He has eighteen years of investment experience and joined Sasco in 1997. Mr. Helderman is a graduate of the University of Dayton.

   Phoenix Equity Planning Corporation serves as financial agent of the Surviving Series and, as such, performs administrative, bookkeeping and pricing functions. Phoenix Equity Planning Corporation also serves as the transfer agent for the Surviving Series.

   Fiduciary Management, Inc. serves as financial agent of the Merging Series and, as such, performs administrative, bookkeeping and pricing functions. U.S. Bancorp Fund Services, LLC serves as the transfer agent for the Merging Series.

   The State Street Bank and Trust Company serves as the custodian of the Acquiring Trust's assets and as a subtransfer agent for the Surviving Series. U.S. Bank, N.A. serves as the custodian of the FMI Company's assets.

   PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm for both series.

                               VOTING INFORMATION

QUORUM AND VOTING REQUIREMENTS

   This Prospectus/Proxy Statement is being furnished to the shareholders of the Merging Series in connection with the solicitation by the Board of Directors of the FMI Company of proxies to be used at the meeting. Shareholders of record of the Merging Series at the close of business on August 31, 2004 ("Record Date") will be entitled to vote at the meeting or at any adjournments thereof. As of the Record Date, 507,491.523 shares of the Merging Series were issued and outstanding.

   You can provide voting instructions in the following ways:

     o   BY MAIL - using the enclosed Proxy Card(s) and postage paid envelope

     o   IN PERSON - at the Special Meeting

   Proxies executed by shareholders may be revoked at any time before they are exercised by a written revocation received by the Secretary of the FMI Company, by properly executing a later-dated proxy or by attending the meeting and voting in person.

   The Board of Directors of the FMI Company knows of no business, other than that mentioned in the Notice of Special Meeting, that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy cards to vote in accordance with their best judgment.

   Shareholders are entitled to one vote for each share (determined as of the Record Date) owned by such shareholder and each fractional share amount shall be entitled to a proportionate fractional vote. A majority of the shares entitled to vote shall constitute a quorum for the meeting. The affirmative vote of a majority of the outstanding voting securities of the Trust must approve the herein contemplated reorganization. For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Merging Series in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

   If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the reorganization proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Special Meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the reorganization proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

   The Special Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Special Meeting. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is or must be fixed. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of the By-Laws of the FMI Company. At any adjourned meeting, the FMI Company may transact any business which might have been transacted at the original meeting.

   The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Directors of the FMI Company is not aware of any other matters to come before the meeting.

   Approval of the reorganization proposal by the shareholders of the Merging Series is a condition of the consummation of the reorganization. If the reorganization is not approved, the Merging Series will continue as a series of the FMI Company and the Board of Directors of the FMI Company may consider other alternatives in the best interests of the shareholders of the Merging Series.

REVOCATION OF PROXIES

   Any shareholder who has given a proxy has the right to revoke the proxy at any time prior to its exercise:

o by written notice of the proxy's revocation to the Secretary of the FMI Company at the above address prior to the meeting;

o by the subsequent execution and return of another proxy card prior to the meeting; or

o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

NO APPRAISAL RIGHTS

   The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

SOLICITATION OF PROXIES

   In addition to solicitation of proxies by mail, officers and employees of PIC Adviser, or its affiliates, may solicit proxies personally or by telephone or telegram. The FMI Company may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by Phoenix Investment Counsel, Inc. for their reasonable expenses in sending proxy material to beneficial owners of shares of the Merging Series. While a proxy solicitation firm is not expected to be engaged for this proxy solicitation, should such a firm be so engaged, the cost of the solicitation of proxies will be borne by Phoenix Investment Counsel, Inc.

OWNERSHIP OF VOTING SECURITIES

   Based on holdings and total shares outstanding as of August 31, 2004, the Directors and officers of the FMI Company owned as a group less than 1% of the outstanding voting securities of the Merging Series. If the reorganization were consummated as of August 31, 2004, the Directors and officers of the FMI Company would own less than 1% of the outstanding voting securities of the combined Surviving Series based on their holdings and total shares outstanding as of August 31, 2004.

   One shareholder, U.S. Trust, owns beneficially, or of record, 5% or more of the outstanding shares of the Merging Series, based on holdings and total shares outstanding as of August 31, 2004. No other person owns beneficially, or of record, 5% or more of the outstanding shares of a Series as of the Record Date.

   THE BOARD OF DIRECTORS OF THE FMI COMPANY, INCLUDING THE INDEPENDENT DIRECTORS OF THE FMI COMPANY, RECOMMENDS YOU APPROVE THE PLAN OF REORGANIZATION.

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES. IN THE ALTERNATIVE, WE ENCOURAGE YOU TO VOTE USING THE TELEPHONE OR INTERNET.

                  ADDITIONAL INFORMATION ABOUT ACQUIRING TRUST

   As of the effective date of the Phoenix Mid-Cap Value Fund, there will be two funds in the Acquiring Trust: the Phoenix-Aberdeen Worldwide Opportunities Fund and the Phoenix Mid-Cap Value Fund (the Surviving Series). These funds are referred to as "the funds" or "a fund" throughout this section. The following information applies to both funds unless otherwise indicated.

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------

    In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the funds may engage in the following investment techniques:

Convertible Securities
----------------------

    The funds may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the funds may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the funds. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Derivatives
-----------

    The funds may write exchange-traded, covered call options and purchase put and call options on indices and foreign currencies, and may enter into futures contracts on foreign currencies and related options. The funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. If the respective subadviser fails to correctly predict these changes, the funds can lose money. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, purchasing call or put options involves the risk that the funds may lose the premium they paid plus transaction costs. Futures and options involve market risk in excess of their value.

Fixed Income Securities
-----------------------

    The funds may invest in nonconvertible fixed income securities of U.S. and foreign (non-U.S.) issuers including corporate notes, bonds and debentures that are rated within the three highest rating categories at the time of investment, or if unrated, are deemed by the respective subadviser to be of comparable quality. Generally, if interest rates rise, the value of debt securities will fall.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

    The Worldwide Opportunities Fund may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the Worldwide Opportunities Fund against future currency exchange fluctuations as anticipated by the adviser.

Government Securities
---------------------

    The funds may invest in Treasury bills, notes and bonds issued by the U.S. Government, its agencies and instrumentalities, and securities issued by foreign governments and supranational agencies (such as the World Bank). Not all government securities are backed by the full faith and credit of the issuing country, including the United States.

High Yield-High Risk Securities
-------------------------------

    The funds may invest in high yield-high risk securities. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield-high risk securities may be complex, and as a result, it may be more difficult for the respective subadviser to accurately predict risk.

Mutual Fund Investing
---------------------

    The funds may invest in other mutual funds in order to take advantage of investment opportunities in certain countries where the funds otherwise would not have been able to invest. The assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

Other Equity Securities
-----------------------

    The funds may invest in preferred stocks, warrants, rights and securities convertible into common stocks. Preferred stocks may not fully participate in dividends, and convertible securities may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Unrated Fixed Income Securities
-------------------------------

    The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the respective subadviser to accurately predict risk.

    The funds may buy other types of securities or employ other portfolio management techniques.

PRICING OF FUND SHARES

How is the Share Price determined?
----------------------------------

    Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

    o   adding the values of all securities and other assets of the fund,

    o   subtracting liabilities, and

    o dividing the result by the total number of outstanding shares of the fund.

    Asset Value: Each fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market value. Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

    Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets except where an alternative allocation can be more fairly made.

    Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the funds. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

    The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

At what price are shares purchased?
-----------------------------------

    All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of a fund's distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.

SALES CHARGES
-------------

What are the classes and how do they differ?
--------------------------------------------

    Each fund presently offers Class A Shares and Class C Shares. Each class of shares has different sales and distribution charges. See "Comparative Fee Tables" previously in this Proxy/Prospectus Statement. The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

What arrangement is best for you?
---------------------------------

    The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data.

    Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested).(1) The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the funds when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

    Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. Class C Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class C Shares do not convert to any other class of shares of the funds.

Initial Sales Charge Alternative--Class A Shares
------------------------------------------------

    The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter.










(1) Existing shareholders of the Merging Series who become shareholders of the Mid-Cap Value Fund through the reorganization will receive Class A shares of the Mid-Cap Value Fund in exchange for their shares of the Merging and will not be required to pay a sales load for new purchases of Class A shares of the Mid-Cap Value Fund.

Sales Charge You May Pay to Purchase Class A Shares
---------------------------------------------------

                                                                       SALES CHARGE AS
                                                                       A PERCENTAGE OF
                                         -----------------------------------------------------------------------------
AMOUNT OF                                                                                        NET
TRANSACTION                                            OFFERING                                AMOUNT
AT OFFERING PRICE                                        PRICE                                INVESTED
---------------------------------------- -------------------------------------- --------------------------------------
Under $50,000                                            5.75%                                  6.10%
$50,000 but under $100,000                               4.75                                   4.99

$100,000 but under $250,000                              3.75                                   3.90

$250,000 but under $500,000                              2.75                                   2.83

$500,000 but under $1,000,000                            2.00                                   2.04

$1,000,000 or more                                       None                                   None


Deferred Sales Charge Alternative--Class C Shares
-------------------------------------------------

    Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

Deferred Sales Charge You May Pay to Sell Class C Shares
--------------------------------------------------------

YEAR                 1                2+
--------------------------------------------------------------------------------
CDSC                 1%               0%


YOUR ACCOUNT
------------

Opening an Account
------------------

    Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

    The funds have established the following preferred methods of payment for fund shares:

     o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

     o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

     o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

    Please specify name of the fund or funds on checks or transfer instructions. Payment in other forms may be accepted at the discretion of the funds.

Step 1.

    Your first choice will be the initial amount you intend to invest in each fund.

Minimum initial investments:

     o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. See below for more information on the Investo-Matic program.

     o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

     o    $500 for all other accounts.

Minimum additional investments:

     o    $25 for any account.

     o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

Step 2.

    Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. As previously noted, the Worldwide Opportunities Fund offers Class A Shares, Class B Shares and Class C Shares and the Mid-Cap Value Fund offers Class A Shares and Class C Shares. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

     o Receive both dividends and capital gain distributions in additional shares;

     o Receive dividends in additional shares and capital gain distributions in cash;

     o Receive dividends in cash and capital gain distributions in additional shares; or

     o    Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
------------------

----------------------------------------------------------------------------------------------------------------
                                    To Open An Account
----------------------------------- ----------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
----------------------------------- ----------------------------------------------------------------------------
                                    Complete a New Account Application and send it with a check payable to the
Through the mail                    funds. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                    02266-8301.
----------------------------------- ----------------------------------------------------------------------------
                                    Complete a New Account Application and send it with a check payable to the
Through express delivery            funds. Send them to: Boston Financial Data Services, Attn.: Phoenix Funds,
                                    66 Brooks Drive, Braintree, MA 02184.
----------------------------------- ----------------------------------------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------
                                    Complete the appropriate section on the application and send it with your
By Investo-Matic                    initial investment payable to the Funds. Mail them to: State Street Bank,
                                    P.O. Box 8301, Boston, MA 02266-8301.
----------------------------------- ----------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------------------------------------------------------------------------------------


HOW TO SELL SHARES
------------------

    You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


------------------------------------------------------------------------------------------------------------------
                                     To Sell Shares
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -----------------------------------------------------------------------------
                                     Send a  letter  of  instruction  and any  share  certificates  (if you  hold certificate  shares) to: State Street  Bank, P.O. Box 8301,  Boston,  MA
Through the mail                     02266-8301. Be sure to include the registered owner's name, Fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
                                     Send a letter of instruction and any  share certificates (if you  hold certificate  shares) to: Boston Financial  Data Services, Attn.: Phoenix
Through express delivery             Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, Fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ -----------------------------------------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
------------------------------------------------------------------------------------------------------------------

THINGS YOU SHOULD KNOW WHEN SELLING SHARES
------------------------------------------

    You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. The funds reserve the right to pay large redemptions "in-kind" (in securities owned by the funds rather than in cash). Large redemptions are those over $250,000 or 1% of the applicable fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

    Redemptions by Mail
    -------------------

o If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

     Send a clear letter of instructions if all of these apply:
     o    The proceeds do not exceed $50,000.

     o The proceeds are payable to the registered owner at the address on record.

     Send a clear letter of instructions with a signature guarantee when any of these apply:

     o    You are selling more than $50,000 worth of shares.

     o The name or address on the account has changed within the last 30 days.

     o You want the proceeds to go to a different name or address than on the account.

o If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

    If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

    The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

    The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

    The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

    During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

ACCOUNT POLICIES
----------------

    Account Reinstatement Privilege

    For 180 days after you sell your Class A Shares or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

    Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

    Redemption of Small Accounts

    Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

Distributions of Small Amounts and Uncashed Checks

    Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

    Exchange Privileges
    -------------------

    You should read the prospectus of the Phoenix Funds into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at 1-800-243-4361 or accessing our Web site at PhoenixInvestments.com.

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone (1-800-243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to the minimum initial investment required.

         o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

Disruptive Trading and Market Timing

    These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

    Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out a fund in a short period of time, and exchanges of large amounts at one time ("Disruptive Trading") can have harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o  increased brokerage and administrative expenses.

    If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

    In order to attempt to protect our shareholders from Disruptive Trading, we have adopted certain market timing policies and procedures, which are described in greater detail in the Statement of Additional Information.

Retirement Plans

    Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call 1-800-243-4361.

    INVESTOR SERVICES
    -----------------

    INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

    SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semi-annual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

    TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

    SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25.00, and minimum account balance requirements continue to apply. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

    TAX STATUS OF DISTRIBUTIONS
    ---------------------------

    The funds plan to make distributions from net investment income semiannually and to distribute net realized capital gains, if any, annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the 2003 Tax Act, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the funds as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

    Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

                                  MISCELLANEOUS

AVAILABLE INFORMATION

   The Acquiring Trust and the FMI Company are each registered under the 1940 Act and are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, file reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information can be inspected at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C., 20549 as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY, 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 Madison Street, Suite 1400, Chicago, IL, 60661. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., 20549, at prescribed rates. The SEC maintains a Web Site (http://www.sec.gov) that contains this Prospectus, Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

PERFORMANCE FOR THE PERIOD ENDING JUNE 30, 2004

   The period prior to June 30, 2004, when the Surviving Series began operating, represents the performance of the Merging Series, a fund with substantially the same investment objectives, policies and philosophies. The Surviving Series treats the past performance of the Merging Series as its own. This past performance has not been adjusted to reflect the expenses of the Surviving Series. Please note that the Merging Series offered only one class of shares. Therefore, the tables below provide information about the performance for that class only.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING JUNE 30, 2004)

                                                                                  LIFE OF       INCEPTION
                                                    1 YEAR         5 YEARS       THE SERIES       DATE
                                                   --------       ---------     ------------   ------------
MERGING SERIES - FMI SASCO
 CONTRARIAN VALUE FUND

   Merging Series shares                            40.03%         12.96%          9.59%         12/30/97
  Russell Midcap Index(1)                           29.38%          6.51%          8.21%         12/30/97

------------------

1 The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index as ranked by total market capitalization. This index attempts to capture the performance of the medium-sized universe of common stocks. Reflects no deduction for fees, expenses or taxes.

GROWTH OF $10,000
(FOR THE PERIODS ENDING JUNE 30, 2004)

MERGING SERIES - FMI SASCO CONTRARIAN VALUE FUND

   YEAR                      SHARES              RUSSELL MIDCAP INDEX(1)
----------                 ----------           -------------------------
12/30/97                     $10,000                     $10,000
06/30/98                     $10,410                     $10,942
06/30/99                     $ 9,860                     $12,180
06/30/00                     $ 9,217                     $13,720
06/30/01                     $12,901                     $13,852
06/30/02                     $14,048                     $12,574
06/30/03                     $12,953                     $12,905
06/30/04                     $18,137                     $16,697

   This growth of $10,000 chart assumes an initial investment of $10,000 made on the inception dates in the tables above. Performance assumes dividends and capital gains are reinvested.


SECTOR WEIGHTINGS AT JUNE 30, 2004 (AS A PERCENT OF EQUITY HOLDINGS)

                                               FMI SASCO CONTRARIAN
               SECTOR                                VALUE FUND
------------------------------------   ---------------------------------------
Consumer Discretionary                  $       1,513,421      30.13%
Consumer Staples                        $         336,816       6.71%
Energy                                  $         161,250       3.21%
Financials                              $             -         0.00%
Health Care                             $             -         0.00%
Industrials                             $       1,055,435      21.01%
Information Technology                  $             -         0.00%
Materials                               $       1,107,802      22.06%
Telecommunication Services              $             -         0.00%
Utilities                               $         848,018      16.88%

Total Equity Holdings                   $       5,022,742     100.00%

ASSET MIX AT JUNE 30, 2004 (AS A PERCENTAGE OF TOTAL ASSETS)

                                               MERGING SERIES - FMI SASCO
              ASSET MIX                          CONTRARIAN VALUE FUND
--------------------------------------------  ----------------------------------
Common Stock                                             78.44%
Short Term Obligations                                   22.44%
Other assets and liabilities, net                        -0.88%

Total Net Assets                                        100.00%


TEN LARGEST FMI SASCO CONTRARIAN VALUE FUND HOLDINGS AT JUNE 30, 2004 (AS A PERCENTAGE OF TOTAL NET ASSETS)


MERGING SERIES - FMI SASCO CONTRARIAN VALUE FUND
  1.  Foot Locker, Inc.                                     5.4%
  2.  Duke Energy Corp.                                     4.0%
  3.  FirstEnergy Corp.                                     3.5%
  4.  Raytheon Co.                                          3.5%
  5.  Limited Brands                                        3.4%
  6.  Hercules Inc.                                         3.4%
  7.  Del Monte Foods Co.                                   3.3%
  8.  Thomas & Betts Corp.                                  3.3%
  9.  ONEOK, Inc.                                           3.3%
 10.  Packaging Corp of America                             3.2%


LEGAL MATTERS

   Matthew A. Swendiman, Esq., Counsel, Phoenix Life Insurance Company, will pass upon certain legal matters in connection with the issuance of the shares of the Surviving Series.

ADDITIONAL FINANCIAL INFORMATION

   The tables set forth below present certain financial information for the Merging Series. The financial highlights for each year ended June 30 are derived from the Merging Series' audited financial statements for that year. The data should be read in conjunction with the audited financial statements and related notes, which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement.

                MERGING SERIES - FMI SASCO CONTRARIAN VALUE FUND
                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            For the Years Ended June 30,
                                                             ------------------------------------------------------------------
                                                                  2004         2003         2002         2001          2000
                                                                 ------       ------       ------       ------        ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                               $12.18       $13.21       $12.15      $  8.74       $  9.47
INCOME FROM INVESTMENT OPERATIONS:
  Net investment (loss) income (a)                                (0.01)        0.01       (0.01)         0.02          0.08
  Net realized and unrealized
     gains (losses) on investments                                 4.88        (1.04)        1.09         3.46         (0.70)
                                                                 ------       ------       ------       ------        ------

TOTAL FROM INVESTMENT OPERATIONS                                   4.87        (1.03)        1.08         3.48         (0.62)
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.01)          --        (0.02)       (0.07)        (0.11)
  Distributions from net realized gains                              --           --           --           --            --
                                                                 ------       ------       ------       ------        ------

Total from distributions                                          (0.01)          --        (0.02)       (0.07)        (0.11)
                                                                 ------       ------       ------       ------        ------

NET ASSET VALUE, END OF YEAR                                     $17.04       $12.18       $13.21       $12.15       $  8.74
                                                                 ======       ======       ======       ======        ======

TOTAL RETURN                                                     40.03%      (7.80%)        8.89%       39.98%       (6.52%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                              6,404        3,800        5,240        4,901         5,568
Ratio of expenses (after reimbursement)
   to average net assets (b)                                      1.30%        1.30%        1.30%        1.30%         1.30%
Ratio of net investment (loss)
   income to average net assets (c)                             (0.06%)        0.09%      (0.05%)        0.17%         0.88%
Portfolio turnover rate                                          53.19%       22.94%       49.36%       27.44%        42.53%

(a) In 2004, 2003, 2002, 2001 and 2000, net investment (loss) income per share is calculated using average shares outstanding.
(b) Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, 2.76%, 3.05%,
     2.68%, 2.25% and 1.76%, respectively.
(c) If the Fund had paid all of its expenses, the ratios would have been for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, (1.52%), (1.66%),
     (1.43%), (0.78%) and 0.42%, respectively.

FUTURE SHAREHOLDER MEETINGS

   As a Delaware Statutory Trust, the Acquiring Trust does not hold shareholder meetings unless required by the 1940 Act. Other than this meeting, the Acquiring Trust does not anticipate holding any future meetings of shareholders unless required.

                                 OTHER BUSINESS

   The Board of Directors of the FMI Company knows of no business to be brought before the meeting other than the matters set forth in this Prospectus/Proxy Statement. Should any other matter requiring a vote of Merging Series' shareholders arise, however, the proxies will vote thereon according to their best judgment in the interests of the Merging Series and the shareholders of the Merging Series.

                                            By Order of the Board of Trustees,


                                            Donald S. Wilson
                                            Secretary

Milwaukee, Wisconsin
September 21, 2004

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 200__, by and between Phoenix Equity Trust, a Delaware statutory trust (the "Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Mid-Cap Value Fund (the "Acquiring Fund"), a separate series of the Trust, and FMI Mutual Funds, Inc., a Wisconsin corporation (the "FMI Company"), on behalf of the FMI Sasco Contrarian Value Fund (the "Acquired Fund"), another separate series of the FMI Company.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

The Acquired Fund is a separate series of the FMI Company and the Acquiring Fund is a separate series of the Trust, each of which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund which is a newly created series of the Trust formed for the specific purposes of entering into the Agreement, and its shareholder and that the interests of the existing sole shareholder of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Directors of the FMI Company, including a majority of the Directors who are not "interested persons" of the FMI Company, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSACTION

         1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the "Assets").

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its transfer agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Fund.

         2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust's Board of Trustees which shall be described in the Acquiring Fund's then-current prospectus and statement of additional information.

         2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4 Phoenix Equity Planning Corporation shall make all computations of value, in its capacity as financial agent for the Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be October 8, 2004, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Simpson Thacher & Bartlett LLP or at such other time and/or place as the parties may agree.

         3.2 The FMI Company shall direct U.S. Bank, N.A. (formerly Firstar Trust Company), as custodian for the Acquired Fund (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3 The FMI Company shall direct U.S. Bancorp Fund Services LLC (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The FMI Company, on behalf of the Acquired Fund, represents and warrants as follows:


         (a) The Acquired Fund is duly organized as a series of the FMI Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin, with power under the FMI Company's Restated Articles of Incorporation ("Articles of Incorporation"), to own all of its Assets and to carry on its business as it is now being conducted;

         (b) The FMI Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the FMI Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets; the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

         (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the FMI Company's Articles of Incorporation or of any agreement, indenture, instrument, contract, lease or other undertaking to which the FMI Company on behalf of the Acquired Fund is a party or by which it is bound, or
(ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the FMI Company on behalf of the Acquired Fund is a party or by which it is bound;

         (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the FMI Company on behalf of the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The FMI Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2004, have been audited by PricewaterhouseCoopers, LLP ("PwC"), independent registered public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since June 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

         (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of the FMI Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

         (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 4.2(p), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

         4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:


         (a) The Acquiring Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund as of the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the

1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquiring Fund is a party or by which it is bound;

         (f) Except as otherwise disclosed in writing to and accepted by the FMI Company, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Trust on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

         (g) On the Closing Date, the Acquiring Fund has only nominal assets and outstanding shares, solely for the purpose of voting on matters related to the reorganization contemplated by the Agreement;

         (h) There are no known or contingent liabilities of the Acquiring Fund as of the date hereof or the Closing Date;

         (i) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (k) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such;

         (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired
Fund);

         (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (p) That insofar as it relates to the Acquiring Fund, the Form N-1A Registration Statement of the Trust relating to the Acquiring Fund (the "Registration Statement") and the Form N-14 Registration Statement of the Trust with respect to the Acquiring Fund (the "Proxy Statement"), and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement or the Proxy Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement or the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

         (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.       COVENANTS OF THE FMI COMPANY ON BEHALF OF THE ACQUIRED FUND

         5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         5.2 The FMI Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.4 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably request concerning the holders of the Acquired Fund's shares.

         5.5 Subject to the provisions of this Agreement, the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

         5.7 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.8 The FMI Company, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Trust on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the FMI Company's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.       COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

         6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         6.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

         6.6 The Acquiring Fund shall, for a two-year period after the Closing, limit total annual fund operating expenses to 1.25% of total net assets.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the FMI Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the FMI Company's election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         7.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

         7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the FMI Company, on behalf of the Acquired

Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         8.1 All representations and warranties of the FMI Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         8.2 The FMI Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the FMI Company;

         8.3. The FMI Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by FMI Company, on behalf of the Acquired Fund, on or before the Closing Date;

         8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

         8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the FMI Company, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         9.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the FMI Company's Articles of Incorporation, applicable Wisconsin law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the FMI Company nor the Trust may waive the conditions set forth in this paragraph 9.1;

         9.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         9.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the FMI Company and the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         9.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.5 The parties shall have received the opinion of Foley & Lardner LLP, addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement, shall for federal income tax purposes, qualify under the continuity of business enterprise (COBE) requirements for corporate reorganizations as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 9.5.

10.      BROKERAGE FEES AND EXPENSES

         10.1 The FMI Company on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2 The expenses relating to the proposed Reorganization will be borne by Phoenix Investment Counsel, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1 The FMI Company and the Trust have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

         11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2004, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees, Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      WAIVER

         The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their respective Board of Trustees and Board of Directors, may waive any condition to their respective obligations hereunder.

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the FMI Company and the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Phoenix Equity Trust, 101 Munson Street, Greenfield, Massachusetts 01301, Attn: General Counsel.

16.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         15.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

         15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         15.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Articles of Incorporation of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Articles of Incorporation of the Acquired Fund.

         15.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquiring Fund as provided in the Declaration of Trust of the Acquiring Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

     Attest:                             PHOENIX EQUITY TRUST ON BEHALF OF ITS
                                         PHOENIX MID-CAP VALUE FUND

     ___________________________         By: _______________________________
     By:

     Title:                              Title: _______________________________

     Attest: FMI MUTUAL FUNDS, INC. ON BEHALF OF ITS FMI SASCO CONTRARIAN VALUE FUND

     ___________________________         By: _______________________________
     By:
     Title:                              Title: _______________________________

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          ACQUISITION OF THE ASSETS OF
                         FMI SASCO CONTRARIAN VALUE FUND
                                   A SERIES OF
                             FMI MUTUAL FUNDS, INC.
                              225 EAST MASON STREET
                           MILWAUKEE, WISCONSIN 53202
                                 (800) 811-5311

                        BY AND IN EXCHANGE FOR SHARES OF
                           PHOENIX MID-CAP VALUE FUND
                                   A SERIES OF
 PHOENIX EQUITY TRUST, (FORMERLY, PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND)

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                 (800) 243-1574

                                                              September 21, 2004

         This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets and all the liabilities of FMI Sasco Contrarian Value Fund (the "Merging Series"), a series of FMI Mutual Funds, Inc., in exchange for shares of the corresponding class of the Phoenix Mid-Cap Value Fund, a series of Phoenix Equity Trust, (formerly, Phoenix-Aberdeen Worldwide Opportunities Fund) (the "Surviving Series"), consists of this cover page and the following described documents:

            1) the Statement of Additional Information of the Phoenix Equity Trust (formerly, Phoenix Aberdeen Worldwide Opportunities
                  Fund), filed via EDGAR herewith;

            2) the Statement of Additional Information of the FMI Mutual Funds, Inc., as filed via EDGAR on Form N-1A (File No. 033-06836) on October 30, 2003 with Post-Effective Amendment No. 24 to the Prospectus dated October 31, 2003, and incorporated by reference;

            3) the Annual Report of the Phoenix Equity Trust (formerly, Phoenix Aberdeen Worldwide Opportunities Fund) for the year ended June 30, 2004 filed via EDGAR on Form N-CSR (File No. 811-00945) on September 7, 2004 and incorporated by reference;

            4) the Annual Report of the FMI Mutual Funds, Inc. for the year ended June 30, 2004 filed via EDGAR on Form N-CSR (File No. 811-04722) on August 11, 2004, and incorporated by reference; and

            5) the Pro Forma Financial Statements filed via EDGAR on Form N-14 (File No. 333-118174) on August 12, 2004, and
                  incorporated by reference.

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated September 21, 2004. A copy of the Prospectus/Proxy Statement may be obtained without charge by contacting Phoenix Equity Planning Corporation ("Equity Planning") at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480 or by telephoning Equity Planning toll free at (800) 243-4361.

         The date of this Statement of Additional Information is September 21, 2004.

                              PHOENIX EQUITY TRUST

                  PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
                           PHOENIX MID-CAP VALUE FUND

                                101 Munson Street
                              Greenfield, MA 01301

                       STATEMENT OF ADDITIONAL INFORMATION
                               September 21, 2004

The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus/Proxy Statement of Phoenix Equity Trust (the "Trust") dated September 21, 2004, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.

                                TABLE OF CONTENTS

                                                                            PAGE

The Trust....................................................................  1
Investment Restrictions .....................................................  1
Investment Techniques and Risks .............................................  2
Performance Information...................................................... 10
Portfolio Transactions and Brokerage......................................... 11
Services of the Adviser and Subadvisers...................................... 13
Net Asset Value ............................................................. 15
How to Buy Shares ........................................................... 16
Alternative Purchase Agreements.............................................. 16
Investor Account Services ................................................... 19
How to Redeem Shares ........................................................ 22
Dividends, Distributions and Taxes .......................................... 23
Tax Sheltered Retirement Plans .............................................. 26
The Distributor ............................................................. 26
Distribution Plans........................................................... 28
Management of the Trust...................................................... 29
Other Information ........................................................... 35





                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926

                                    THE TRUST

   The Trust was originally incorporated in New York in 1956, and on January 13, 1992, the Trust was reorganized as a Massachusetts business trust. It was reorganized as a Delaware business trust in October 2000. The Trust has operated as an open-end, diversified management investment company since May 1960. On June 30, 1993, the Trustees voted to change the name of the Trust to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the former adviser by Phoenix Life Insurance Company and the affiliation with other Phoenix Funds. On November 18, 1998, the Trustees voted to change the name of the Trust to "Phoenix-Aberdeen Worldwide Opportunities Fund." On June 28, 2004 the Trust changed its name to Phoenix Equity Trust and the Trustees designated the Phoenix-Aberdeen Worldwide Opportunities Fund as a series of the Trust and authorized an additional series of the Trust, the Phoenix Mid-Cap Value Fund series (each series referred to as a "Fund" and collectively referred to as the "Funds"). Each Fund is (or will be in the case of the Mid-Cap Value Fund) an open-end, diversified management investment company.

   The Funds' prospectus describes the investment objectives of the Funds and the strategies that the Funds will employ in seeking to achieve their investment objective. Each Fund's investment objective is a fundamental policy of the Fund and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The following discussion supplements the disclosure in the prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940 (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   Each Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its respective total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. Neither Fund will pledge any of its assets, except to secure borrowings and only to an extent not greater than 10% of the value of its assets. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by exemptive orders or staff interpretations of the Securities and Exchange Commission shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under applicable law.

   (6) Purchase or sell real estate, except that the Funds may (i) acquire or lease office space for their own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Funds as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Funds may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
   The Fund may utilize the following practices or techniques in pursuing its investment objective.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
   In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.

FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS ON FUTURES CONTRACTS
   The Fund may engage in futures contracts on foreign currencies and options on these futures transactions as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the "CFTC"). The Fund also may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

   The Fund may buy and sell futures contracts on foreign currencies and groups of foreign currencies. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market."

OPTIONS ON FOREIGN CURRENCIES
   The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward currency contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

   The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though foreign currency value remains the same. See "Special Considerations and Risk Factors." To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

   If, on the other hand, the adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

SPECIAL CONSIDERATIONS AND RISK FACTORS
   The Fund's use of forward currency contracts involves certain investment risks and transaction costs to which it might not otherwise be subject. These include: (1) the adviser may not always be able to accurately predict movements within currency markets, (2) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which the Fund invests and (3) there is no assurance that a liquid secondary market will exist that would enable the adviser to "close out" existing forward contracts when doing so is desirable. The Fund's successful use of forward currency contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transaction costs associated with the use of these investment practices.

   These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

PHOENIX MID-CAP VALUE FUND
   The Fund may utilize the following practices or techniques in pursuing its investment objective.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
   The Fund may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

   There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

   The Fund may also purchase mortgage-backed securities structured as CMOs. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include "IOs" which pay distributions consisting solely or primarily for all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities. "POs" which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and "inverse floaters" which have a coupon rate that moves in the reverse direction to an applicable index.

   Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect the Fund against a reduction in income due to a decline in interest rates. The Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

   The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

   In general, the collateral supporting non-mortgage asset-backed securities are of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

   Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

   Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND AND PHOENIX MID-CAP VALUE FUND MONEY MARKET INSTRUMENTS
   Each of the Funds may invest in cash and money market securities. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which they invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

   The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

   The Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event a Fund may experience delays, increased costs and a possible loss.

INVESTMENT GRADE INVESTMENTS
   Each of the Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate possible capital gains at those times when its adviser or subadviser, as the case may be, believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Funds will limit their investments in non-convertible bonds and debentures to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). If a non-convertible bond or debenture is downgraded below investment grade, a Fund will promptly dispose of such bond or debenture, unless its adviser or subadviser, as the case may be, believes it disadvantageous to the Fund to do so.

CONVERTIBLE LOW-RATED SECURITIES
   Each of the Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). A Fund's adviser or subadviser, as the case may be, will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each of the Funds may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

   Corporate obligations rated less than investment grade (hereinafter referred to as "low-rated securities") are commonly referred to as "junk bonds", and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below.

   EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund's net asset value.

   As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

   PAYMENT EXPECTATIONS. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

   CREDIT RATINGS. Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

   LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.

GOVERNMENT OBLIGATIONS
   Each of the Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

   Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

INVESTMENT COMPANIES
   The Funds are authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act, particularly, in the case of Phoenix-Aberdeen Worldwide Opportunities Funds in certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Funds' purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS
   Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain cash or liquid securities in an amount sufficient to meet its purchase commitments. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions. The purchase of securities on a when-issued or delayed-delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

PREFERRED STOCKS
   Each of the Funds may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

HEDGING INSTRUMENTS
   Each Fund may purchase put and call options on equity securities and on stock indices and write covered call options on equity securities owned by the Fund. Generally the foregoing investments will be effected during periods of anticipated market weakness and, in any event, will not result in leveraging of the applicable Fund's portfolio.

   PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Funds may purchase options on equity securities and on stock indices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. Such Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

   The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

   STOCK INDEX OPTIONS. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes also may be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

   WRITING CALL OPTIONS. When a Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

   To terminate its obligations on a call which it has written, a Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Funds may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

   Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

   COMBINED OPTION POSITIONS. The Funds may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund's current or anticipated investments. The Funds may invest in options based on securities which differ from the securities in which it typically invests. This involves a risk that the options will not track the performance of the Fund's investments.

   Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the applicable Fund's investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Funds may purchase or sell options with a greater or less value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Fund's options are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

   LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, such Fund's access to other assets held to cover its options could also be impaired.

   ASSET COVERAGE FOR OPTIONS. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options strategies by mutual funds, and if the guidelines so require will set aside cash or liquid securities in the amounts prescribed. Securities so set aside cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that setting aside of a portion of the applicable Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

   SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options markets involves investment risks and transactions costs to which the Funds would not be subject absent the use of these strategies. If the applicable Fund's portfolio manager(s)' prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to such Fund may leave such Fund in a worse position than if such strategies were not used.

FOREIGN SECURITIES
   The Phoenix-Aberdeen Worldwide Opportunities Fund invests a significant amount of its assets in foreign securities. The Phoenix-Mid-Cap Value Fund may invest in foreign securities. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates, and a Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for a Fund's shareholders. There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations. Foreign securities include sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

WARRANTS AND RIGHTS
   Each Fund may invest in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy securities during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund's portfolio manager for inclusion in that Fund's portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by a Fund in units or attached to securities are not subject to these restrictions.

ILLIQUID SECURITIES
   Each Fund may invest in securities for which there is no readily available market ("illiquid securities"), including certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Trustees of the Trust has delegated to the adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets);
(ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

   Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees.

PORTFOLIO TURNOVER
   The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may appear in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Phoenix-Aberdeen Worldwide Opportunities Fund presently offers Class A shares, Class B shares and Class C shares, each of which have different sales and distribution charges. The Phoenix Mid-Cap Value Fund presently offers Class A shares and Class C shares, each of which have different sales and distribution charges. As a result of a merger and reorganization, the Phoenix Mid-Cap Value Fund is the successor of the FMI Sasco Contrarian Fund (the "Predecessor Fund"), which commenced operations on December 30, 1997. The period prior to October 7, 2004, when the Phoenix Mid-Cap Value Fund began operating, represents the performance of the Predecessor Fund. The Predecessor Fund offered only one class of shares. The Phoenix Mid-Cap Value Fund treats the past performance of the Predecessor Fund as its own for purposes of its Class A Shares.

   Standardized quotations of average annual total return for Class A shares, Class B shares or Class C shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A shares, Class B shares or Class C shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B shares and Class C shares, and assume that all dividends and distributions on Class A shares, Class B shares and Class C shares are reinvested when paid.

   Performance information for the Phoenix-Aberdeen Worldwide Opportunities Fund may be compared, in reports and promotional literature, to the EAFE (Europe, Australia, and Far East) Index, the MSCI World (Net) Index, or the Europac Index. Performance information for the Phoenix Mid-Cap Value Fund may be compared to the Russell Mid-Cap Index. Performance information for both Funds may be compared to: (i) other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rate or rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

   The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare their performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time-to-time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds', the adviser's or applicable subadvisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time-to-time the Funds may include specific portfolio holdings or industries, in such communications. To illustrate components of overall performance, the Funds may separate their cumulative and average annual returns into income and capital gain components; or cite separately as a return figure the equity or bond portion of the Funds' portfolios; or compare the Funds' equity or bond return figures to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.


                                                   AVERAGE ANNUAL TOTAL RETURNS

                                                                                                           COMMENCEMENT OF
                                                     YEAR ENDED      5 YEARS ENDED    10 YEARS ENDED       OPERATIONS TO
WORLDWIDE OPPORTUNITIES FUND                          06/30/04         06/30/04          06/30/04             06/30/04*
----------------------------                          --------         --------          --------             ---------
Class A
     Return Before Taxes                               15.60%            -2.26%            6.47%                 N/A
     Return After Taxes on Distribution                15.39%            -3.93%            3.33%                 N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                           10.39%             2.70%            3.79%                 N/A
Class B  Return Before Taxes                           17.78%            -1.86%             N/A                   --
Class C  Return Before Taxes                           21.66%            -1.86%             N/A                   --

                                                                                                  COMMENCEMENT OF
                                                     YEAR ENDED      5 YEARS ENDED                 OPERATIONS TO
MID-CAP VALUE FUND                                    06/30/04          06/30/04                      06/30/04
------------------                                    --------          --------                      --------
     Return Before Taxes                               31.97%             11.63%                        8.59%
     Return After Taxes on Distribution                31.96%             11.44%                        8.19%
     Return After Taxes on Distributions
     and Sale of Fund Shares                           20.80%             10.04%                        7.21%

* Class B Shares since July 15, 1994 and Class C Shares since December 15, 1998.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Funds may also compute aggregate total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The adviser or subadviser, as appropriate, places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the adviser, the rate is deemed by the adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The adviser and subadvisers believe that the Fund benefits with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Fund are best served by their brokerage policies which include paying a fair commission rather than seeking to exploit their leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitudes toward and interest in mutual funds in general including those managed and sponsored by the adviser. The adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the adviser would, under the circumstances, seek to obtain best price and execution on orders for the Funds.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local, and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the adviser's staff can follow. In addition, it provides the adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the adviser and is available for the benefit of other accounts advised by the adviser and its affiliates and not all of the information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the adviser's expenses, it is not possible to estimate its value and in the opinion of the adviser it does not reduce the adviser's expenses in a determinable amount. The extent to which the adviser makes use of statistical, research and other services furnished by brokers is considered by the adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The adviser does so in accordance with its judgment of the best interests of the Funds and its shareholders.

   The Funds have adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Funds' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.

   With respect to the Phoenix-Aberdeen Worldwide Opportunities Fund, for the fiscal years ended June 30, 2002, 2003 and 2004, brokerage commission paid by the Trust on portfolio transactions totaled $470,865, $664,313 and $509,724, respectively. In the fiscal years ended June 30, 2002, 2003 and 2004, the Fund paid brokerage commissions of $25,784, $28,877 and $10,433, respectively, to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended June 30, 2004, the amount paid to PXP Securities Corp. was 2.0% of the total brokerage commission paid by the Fund and was paid on transactions amounting to 2.5% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $343,477 paid during the fiscal year ended June 30, 2004, were paid on portfolio transactions aggregating $142,940,134 executed by brokers who provided research and other statistical information.

                     SERVICES OF THE ADVISER AND SUBADVISERS

   The investment adviser to the Funds is Phoenix Investment Counsel, Inc. ("Phoenix"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX's primary place of business is One American Row, Hartford, CT 06115. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, CT 06115.

   Phoenix acts as the investment adviser for 14 fund companies totaling 38 mutual funds and as adviser to institutional clients. Phoenix has acted as an investment adviser for over 60 years. Phoenix was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2004, Phoenix had approximately $21.4 billion assets under management.

   PXP is the wholly-owned investment management subsidiary of PNX and has served investors for over 70 years. As of June 30, 2004, PXP had approximately $56.6 billion in assets under management through its investment partners:
Aberdeen Asset Management, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Engemann Asset Management (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin and Oakhurst divisions) in Hartford, CT and Scotts Valley, CA, respectively.

   Phoenix provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which it receives a management fee), other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services, regulatory filing fees and expenses of printing the Trust's registration statements (but the Distributor purchases such copies of the Funds' prospectuses and reports and communication to shareholders as it may require for sales purposes), insurance expense, association membership dues, brokerage fees, and taxes.

   The Investment Advisory Agreements will continue in effect from year-to-year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940
Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund or by the Phoenix upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section
(2)(a)(4) of the 1940 Act.

   Each Agreement provides that the adviser is not liable for any act or omission in the course of, or in connection with, rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreements. Each Agreement permits the adviser to render services to others and to engage in other activities.

   As compensation for its services with respect to the Phoenix-Aberdeen Worldwide Opportunities Fund, the adviser receives a fee, which is accrued daily against the value of the Phoenix-Aberdeen Worldwide Opportunities Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the Fund's average daily net assets of up to $1 billion, 0.70% of the Fund's average daily net assets from $1 billion to $2 billion, and 0.65% of the Fund's average daily net assets in excess of $2 billion. Total management fees for the fiscal years ended June 30, 2002, 2003, and 2004 amounted to $1,120,893, $825,004 and $867,356, respectively.

   As compensation for its services with respect to Phoenix Mid-Cap Value Fund, the adviser receives a fee, which is accrued daily against the value of the Phoenix Mid-Cap Value Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the Fund's average daily net assets. Phoenix has agreed to cap total operating expenses at 1.25% and 2.00% (on an annualized basis) of the Phoenix Mid-Cap Value Fund's Class A Shares' and Class B Shares' average daily net assets, respectively. Phoenix may not discontinue this cap on total expenses for a minimum period of at least two years from the date of this Statement of Additional Information.

   The adviser makes its personnel available to serve as officers and "interested" Trustees of the Trust. The Funds have not directly compensated any of their officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Funds. The Funds reimburse all Trustees for their out-of-pocket expenses. The Trustees of the Trust are not prohibited from authorizing the payment of salaries to the officers pursuant to the Agreements, including out-of-pocket expenses, at some future time.

   In addition to the management fee, expenses paid by the Funds include: fees of Trustees who are not compensated by the adviser, interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Trust's registration statements, reports and prospectuses excluding those copies used for sales purposes which the Distributor purchases at printer's over-run cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and, all costs incident to the Trust's existence as a Delaware business trust.

   The Funds, the adviser, the respective subadvisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.

THE SUBADVISERS

   Aberdeen Asset Management Inc. ("Aberdeen") serves as subadviser for the Phoenix Aberdeen Worldwide Opportunities Fund. Aberdeen has been an investment adviser since 1995 and is a wholly-owned subsidiary of Aberdeen Asset Management PLC which was established in 1983 to provide investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of June 30, 2004, Aberdeen managed approximately $37 billion in assets for institutional portfolios. Aberdeen's principal offices are located at 300 S.E. 2nd Street, Ste. 820, Fort Lauderdale, Florida 33301. The address of Aberdeen Asset Management PLC is 10 Queens Terrace, Aberdeen, Scotland AB101QG.

   The Subadvisory Agreement provides that the adviser, Phoenix, will delegate to Aberdeen the performance of certain of its investment management services under the Investment Advisory Agreement with the Phoenix-Aberdeen Worldwide Opportunities Fund. Aberdeen will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as subadviser, Phoenix will pay Aberdeen compensation at the annual rate of .375% of the Phoenix-Aberdeen Worldwide Opportunities Fund's average daily net assets up to $1 billion, .35% of the Fund's average daily net assets from $1 billion to $2 billion and .325% of the Fund's average daily net assets in excess of $2 billion. The Subadvisory Agreement will continue in effect from year to year if specifically approved at least annually by the Trustees, including a majority of the independent Trustees.

   Sasco Capital, Inc. ("Sasco") is the subadviser to the Phoenix Mid-Cap Value Fund. Sasco's principal offices are located at 10 Sasco Hill Road, Fairfield, CT 06824. Sasco has been an investment adviser since 1985, and as of March 31, 2004 managed approximately $19 billion in assets. The Subadvisory Agreement provides that the adviser, Phoenix, will delegate to Sasco the performance of certain of its investment management services under the Investment Advisory Agreement with the Phoenix Mid-Cap Value Fund. Sasco will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as subadviser, Phoenix will pay to Sasco a subadvisory fee as a portion of the monthly gross investment management fee (without regard to capping of expenses or other waivers or reimbursements) that Phoenix receives from the Phoenix Mid-Cap Value Fund at the annual rate of 47.5% of the monthly gross investment management fee under the Investment Advisory Agreement. The Subadvisory Agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the independent Trustees.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   The Board of Trustees is responsible for overseeing the performance of the Funds' adviser and determining whether to approve and renew the Funds' investment advisory arrangements. In approving the agreements, the Board primarily considered the nature and quality of the services provided under the agreement and the overall fairness of the agreement to the Funds. A report from the adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of the Funds with a peer group of funds and a relevant market index, the allocation of the Funds' brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board noted that the Funds' performance was reasonably aligned with that of its peer group for the periods reviewed. Furthermore, the Board found no evidence of material or systemic compliance violations for the Funds. The Board also reviews data relating to the quality of brokerage execution received by the Funds, including the adviser's use of brokers or dealers in Fund transactions that provided research and other services to the adviser and the potential benefits derived by the Funds from such services. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the Funds' fee structures, including a comparative analysis of the Funds' management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that the Funds are at or below the median in each category reviewed. The Board also considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the adviser and/or its affiliates.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' adviser will vote proxies or delegate such responsibility to a subadviser. The adviser or applicable subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadvisers, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each adviser, subadviser or delegate to notify the President of the applicable Fund of any actual or potential conflict of interest. No adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the applicable Fund.

   The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, beginning with the period ending June 30, 2004, will be available free of charge by calling, toll-free, 800-243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the value of the Funds' foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of each Fund is determined by adding the values of all securities and other assets of each Fund, subtracting liabilities, and dividing the result by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class' distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Funds which may invest in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Funds. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Funds have investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (the "IRA"). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

                         ALTERNATIVE PURCHASE AGREEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offer price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and service fees and contingent deferred sales charges on Class B shares or Class C shares would be less than the initial sales charge and accumulated distribution and service fees on Class A shares purchased at the same time.

   Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

   As previously noted, the Phoenix-Aberdeen Worldwide Opportunities Fund currently offers Class A, B and C shares and the Phoenix Mid-Cap Value Fund currently offers Class A and C shares.

CLASS A SHARES OF THE FUNDS

   Class A shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. In addition, certain purchases of Class A shares qualify for reduced initial sales charges. Existing shareholders of the Predecessor Fund who become shareholders of the Phoenix Mid-Cap Value Fund through the reorganization will receive Class A shares of the Phoenix Mid-Cap Value Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load for new purchases of Class A shares of the Phoenix Mid-Cap Value Fund.

CLASS B SHARES (PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND ONLY)

   Class B shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A shares. Class B shares will automatically convert to Class A shares of the Fund eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' prospectus. The purpose of the conversion feature is to relieve the holders of the Class B shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B shares from most of the burden of such distribution related expenses.

   Class B shares include all shares purchased pursuant to the deferred sales charge alternative which would have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A shares an equal pro rata portion of the Class B share dividends in the subaccount will also convert to Class A shares.

CLASS C SHARES OF THE FUNDS

   Class C shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the applicable Fund's aggregate average daily net assets attributable to Class C shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.(1)

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Fund, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;

(1) As previously noted, existing shareholders of the Predecessor Fund who become shareholders of the Phoenix Mid-Cap Value Fund through the reorganization will receive Class A shares of the Phoenix Mid-Cap Value Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load for new purchases of Class A shares of the Phoenix Mid-Cap Value Fund.

(8) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (14) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (14) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (15) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (16) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (17) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (18) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third-party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by Phoenix or the Distributor or any corporate affiliate of either or both Phoenix and the Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A shares), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A shares before Class C shares or Class B shares of the Phoenix-Aberdeen Worldwide Opportunities Fund, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of this or any other Affiliated Phoenix Fund, may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES (PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND ONLY) AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B shares and Class C shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act ("UGMA"), Uniform Transfers to Minors Act ("UTMA") or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B shares and Class C shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program (Class B shares of the Phoenix-Aberdeen Worldwide Opportunities Fund only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

CONVERSION FEATURE--CLASS B SHARES (PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND ONLY)

   Class B shares will automatically convert to Class A shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value for Class A shares and Class B shares. There is no sales load, fee or other charge for this feature. Class B shares acquired through dividend or distribution reinvestments will be converted into Class A shares at the same time that other Class B shares are converted based on the proportion that the reinvested shares bear to purchased Class B shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please contact your broker/dealer for account restriction and limit information.

EXCHANGES

   Under certain circumstances, shares of the Funds may be exchanged for shares of the same class of any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C shares are also exchangeable for Class T shares of those funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or

$2,000 for tax-qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DISRUPTIVE TRADING AND MARKET TIMING

   The following disclosure is intended to supplement the disclosure in the prospectus.

   Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time ("Disruptive Trading") can have harmful effects for other shareholders. In order to attempt to protect our shareholders from Disruptive Trading, we have adopted certain market timing policies and procedures.

   Under our market timing policy, we could modify your exchange privileges for some or all of the funds. Modifications include, but are not limited to, not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time. We may (but are not obligated to):

   o limit the dollar amount and frequency of exchanges (e.g., prohibit more than one exchange a week, or more than two a month, etc.),

   o restrict the method of making a exchange (e.g., require that all exchanges into a particular fund be sent to the transfer agent by first class U.S. mail and rescind Internet, telephone or fax exchange privileges),

   o require a holding period for some funds (e.g., prohibit exchanges into a particular fund within a specified period of time after a exchange out of that fund),

   o impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the funds), or

   o  impose other limitations or restrictions.

   Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual exchanges and the frequency of a shareholder's exchanges. With respect to both dollar amount and frequency, we may consider an individual exchange alone or when combined with exchanges from other funds owned by or under the control or influence of the same individual or entity. We currently review exchange activity on a weekly basis. We also consider any concerns brought to our attention by the managers of the funds. We may change our monitoring procedures at any time without notice.

   Currently we attempt to deter Disruptive Trading by monitoring a shareholder's exchange activity. If a shareholder's exchange(s) exceeds the exchange parameters, we send the shareholder a warning letter. Then, if at any time thereafter the shareholder's exchange activity exceeds the exchange parameters, we will revoke the shareholder's right to make Internet, phone and fax exchanges. This would mean that thereafter the shareholder could make exchanges only through the U.S. mail or by other physical delivery of a written exchange request with an original signature of the shareholder(s). We will notify shareholders in writing (by mail to their address of record on file with us) if we revoke their Internet, phone or fax exchange privileges.

   We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policy.

   We have adopted these policies and procedures as a prophylactic measure to protect all shareholders from the potential affects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and providing reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

   We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

   We cannot guarantee that our monitoring will be 100% successful in detecting all exchange activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate exchange parameters to prevent Disruptive

Trading), and we cannot guarantee that revoking a shareholder's Internet, telephone and fax exchange privileges will successfully deter all Disruptive Trading.

   We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax-qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Funds have assured themselves that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Funds and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A shares investor since a sales charge will be paid by the investor on the purchase of Class A shares at the time as other shares are being redeemed. For this reason, investors in Class A shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Systematic Withdrawal Program, Class B shareholders and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B shares or Class C shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemption activity, of less than $200. Before the Funds redeem these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the applicable Fund redeem the shares. See the Funds' current prospectus for more information.

TELEPHONE REDEMPTIONS

   Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. See the Funds' current prospectus for additional information.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have the privilege of reinvesting their investment at net asset value. See the Funds' current prospectus for more information and conditions attached to this privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   The Funds are treated as separate entities for federal income tax purposes. The Funds have elected to qualify and intend to qualify as RICs under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year the Funds qualify as RICs, they (but not their shareholders) will be relieved of federal income tax on that portion of their net investment income and net capital gains that are currently distributed (or deemed distributed) to their shareholders. To the extent that the Funds fail to distribute all of their taxable income, they will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   The Funds intend to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if a Fund so elects).

   The Code sets forth numerous criteria that must be satisfied in order for the Funds to qualify as RICs. Among these requirements, the Funds must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of their gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year the Funds do not qualify as a regulated investment company, all of their taxable income will be taxed at corporate rates. In addition, if in any tax year the Funds do not qualify as a RIC for state tax purposes, a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as RICs, the Funds will be required to distribute annually to their shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of their ordinary investment income and short-term capital gains, with certain modifications. The Funds intend to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   The Funds must also diversify their holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of their total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Funds and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). The Funds intend to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Funds will so qualify and continue to maintain their status as RICs. If the Funds were unable for any reason to maintain their status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both the Funds and shareholders. Ordinary distributions made by the Funds to their shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Funds designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Funds that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by the Funds to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Funds prior to February 1). Also, shareholders will be taxed on the amount of long-term capital gains designated by the Funds by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Funds on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of the Funds that are purchased prior to a dividend or distribution by the Funds may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   The Funds intend to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Funds as taxable income.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

   TAXATION OF DEBT SECURITIES

   The Funds may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Funds may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   TAXATION OF DERIVATIVES

   Many futures contracts entered into by the Funds and all listed non-equity options written or purchased by the Funds (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Funds' fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding
Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Funds' portfolio.

   Equity options written by the Funds (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Funds write a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of the Funds which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Funds' risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

   TAXATION OF FOREIGN CURRENCY TRANSACTIONS

   Section 988 of the Code provides special rules for foreign currency transactions under which foreign currency gains or losses from forward contracts, futures contracts that are not required to be marked-to-market and unlisted options generally will be treated as ordinary income or loss.

   TAXATION OF FOREIGN INVESTMENTS

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   A Fund may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Funds intend to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of a Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Phoenix Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Funds, (ii) those about whom notification has been received (either by the shareholder or the Funds) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE, IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. (MLAM) that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii)the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B shares are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR

   Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor"), an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") and an affiliate of Phoenix, serves as distributor of the Funds. The address of the Distributor is 56 Prospect Street, P. O. Box 150480, Hartford, Connecticut 06115-0480. John
F. Sharry and Francis G. Waltman are officers of the Funds and of the Distributor.

   The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor. With respect to the Phoenix-Aberdeen Worldwide Opportunities Fund, during the fiscal years 2002, 2003 and 2004, purchasers of shares of the Fund paid aggregate sales charges of $73,875, $44,176 and $37,814, respectively, of which the Distributor received net commissions of $34,261, $17,205 and $13,807, respectively, for its services, the balance being paid to dealers. For the fiscal year ended June 30, 2004, the Distributor received net commissions of $3,783 for Class A shares and deferred sales charges of $9,113 for Class B shares and $911 for Class C shares. In addition to these amounts, for the fiscal year ended June 30, 2004, $3,510 was paid to WS Griffith Securities, Inc., formerly an indirect subsidiary of PNX, for Class A net selling commissions.

   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.

              AMOUNT OF                                                                             DEALER DISCOUNT
             TRANSACTION             SALES CHARGE AS PERCENTAGE  SALES CHARGE AS PERCENTAGE         OR AGENCY FEE AS
          AT OFFERING PRICE               OF OFFERING PRICE          OF AMOUNT INVESTED       PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
     Less than $50,000                          5.75%                       6.10%                        5.25%
     $50,000 but under $100,000                 4.75%                       4.99%                        4.25%
     $100,000 but under $250,000                3.75%                       3.90%                        3.25%
     $250,000 but under $500,000                2.75%                       2.83%                        2.25%
     $500,000 but under $1,000,000              2.00%                       2.04%                        1.75%
     $1,000,000 or more                         None                        None                          None

   In addition to the dealer discount on purchases of Class A shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B shares and a sales commission of 1% of the sale price of Class C shares sold by such dealers. This sales commission will not be paid to dealers for sales of the Class B shares or Class C shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be used based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor sales contests, training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time-to-time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES

   Equity Planning also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates.

          First $5 billion                                0.065%
          $5 billion to $10 billion                       0.061%
          $10 billion to $15 billion                      0.055%
          $15 billion to $20 billion                      0.040%
          Greater than $20 billion                        0.030%

   Percentage rates are applied to the aggregate daily net asset value of all of the funds serviced by PFPC. Certain minimum fees may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund.

   For its services to the Phoenix-Aberdeen Worldwide Opportunities Fund for the fiscal years ended June 30, 2002, 2003 and 2004, Equity Planning received fees of $160,081, $119,277 and $107,660, respectively.

                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A shares, a plan for the Class B shares of the Phoenix-Aberdeen Worldwide Opportunities Fund, and a plan for the Class C shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rates of 0.75% per annum for Class B shares and 0.75% per annum for Class C shares.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   For the fiscal year ended June 30, 2004 the Phoenix-Aberdeen Worldwide Opportunities Fund paid Rule 12b-1 Fees in the amount of $359,724 of which the Distributor received $97,042, WS Griffith Securities, Inc., formerly an affiliate, received $7,462 and unaffiliated broker-dealers received $255,220. The Rule 12b-1 payments were used for (1) compensation to dealers, $271,706; (2) compensation to sales personnel, $201,300; (3) advertising, $48,218; (4) service costs, $32,141; (5) printing and mailing of prospectuses to other than current shareholders, $5,271; and (6) other, $21,034.

   On a quarterly basis, the Trust's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trust's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Funds. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Funds and all classes of shareholders.

   No interested person of the Funds and no Director who is not an interested person of the Funds, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   Each Fund is an open-end management investment company known as a mutual fund. The Trustees of the Fund ("Trustees") are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS

   Certain information pertaining to the Trustees and executive officers of the Trust is set forth below. The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are serving a two-year term expiring in 2006.

                              INDEPENDENT TRUSTEES

                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                   FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND            LENGTH OF      OVERSEEN BY                      DURING PAST 5 YEARS AND
         DATE OF BIRTH             TIME SERVED       TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
E. Virgil Conway                  Served since          36         Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC         1988.                            since 2001. Trustee/Director, Pace University
101 Park Avenue                                                    (1978-present), Urstadt Biddle Property Corp.
New York, NY 10178                                                 (1989-present), Greater New York Councils, Boy Scouts of
DOB: 8/2/29                                                        America (1985-present), Josiah Macy, Jr., Foundation
                                                                   (1975-present), Realty Foundation of New York
                                                                   (1972-present), New York Housing Partnership Development
                                                                   Corp. (Chairman) (1981-present) and Academy of Political
                                                                   Science (Vice Chairman) (1985 to present). Chairman,
                                                                   Metropolitan Transportation Authority (1992-2001).
                                                                   Trustee/Director, Consolidated Edison Company of New York,
                                                                   Inc. (1970-2002), Atlantic Mutual Insurance Company
                                                                   (1974-2002), Centennial Insurance Company (1974-2002),
                                                                   Union Pacific Corp. (1978-2002), Blackrock Freddie Mac
                                                                   Mortgage Securities Fund (Advisory Director) (1990-2002),
                                                                   Accuhealth (1994-2002), Trism, Inc. (1994-2001), and The
                                                                   Harlem Youth Development Foundation (1998-2002).

Harry Dalzell-Payne               Served since          36         Currently retired.
The Flat, Elmore Court            1988.
Elmore, GL05,
GL2 3NT U.K.
DOB: 8/9/29

                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                   FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND            LENGTH OF      OVERSEEN BY                      DURING PAST 5 YEARS AND
         DATE OF BIRTH             TIME SERVED       TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
S. Leland Dill                    Served since          25         Currently retired. Trustee, Scudder Investments (33
7721 Blue Heron Way               2004.                            portfolios) (1986-present). Director, Coutts & Co. Trust
West Palm Beach, FL 33412                                          Holdings Limited (1991-1999), Coutts & Co. Group
DOB: 3/28/30                                                       (1994-1999) and Coutts & Co. International (USA) (private
                                                                   banking) (1992-2000).

Francis E. Jeffries               Served since          29         Director, The Empire District Electric Company
8477 Bay Colony Dr. #902          1995.                            (1984-present).
Naples, FL 34108
DOB: 9/23/30

Leroy Keith, Jr.                  Served since          26         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.         1993.                            since 2001. Chairman (1995-2000) and Chief Executive
736 Market Street, Ste. 1430                                       Officer (1995-1998), Carson Products Company
Chattanooga, TN 37402                                              (cosmetics).  Director/Trustee, Evergreen Funds
DOB: 2/14/39                                                       (6 portfolios).

Geraldine M. McNamara United      Served since          36         Managing Director, United States Trust Company of
States Trust Company of NY        2001.                            New York (private bank) (1982-present).
114 West 47th Street
New York, NY 10036
DOB: 4/17/51

Everett L. Morris                 Served since          36         Currently retired. Vice President, W.H. Reaves and
164 Laird Road                    1995.                            Company (investment management) (1993-2003).
Colts Neck, NJ 07722
DOB: 5/26/28

Donald B. Romans                  Served since          25         President, Romans & Company (private investors and
39 S. Sheridan Road               2004.                            financial consultants) (1987-present). Trustee, Burnham
Lake Forest, IL 60045                                              Investors Trust (5 portfolios) (1967-present).
DOB: 4/22/31

Richard E. Segerson               Served since          26         Managing Director, Northway Management Company
102 Valley Road                   1988.                            (1998-present).
New Canaan, CT 06840
DOB: 2/16/46

Lowell P. Weicker, Jr.            Served since          26         Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                   1995.                            (1995-present), Compuware (1996-present) and WWF, Inc.
Alexandria, VA 22314                                               (2000-present). President, The Trust for America's Health
DOB: 5/16/31                                                       (non-profit) (2001-present).

                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations hereunder.

                                                   NUMBER OF
                                                 PORTFOLIOS IN
                                                   FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, DATE OF BIRTH      LENGTH OF      OVERSEEN BY                      DURING PAST 5 YEARS AND
   AND POSITION(S) WITH TRUST      TIME SERVED       TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
*Marilyn E. LaMarche              Served since          30         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC           2002.                            (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                              (2001-present) and Phoenix Life Insurance Company
59th Floor                                                         (1989-present).
New York, NY 10020
DOB: 5/11/34

**Philip R. McLoughlin            Served since          72         Management Consultant, The Phoenix Companies, Inc.
Chairman and President            1996.                            (2002-present). Director, PXRE Corporation (Delaware)
DOB: 10/23/46                                                      (1985-present), World Trust Fund (1991-present).
                                                                   Chairman (1997-2002), Director (1995-2002), Vice Chairman
                                                                   (1995-1997) and Chief Executive Officer (1995-2002),
                                                                   Phoenix Investment Partners, Ltd. Director, Executive
                                                                   Vice President and Chief Investment Officer, The Phoenix
                                                                   Companies, Inc. (2001-2002).  Director (1994-2002) and
                                                                   Executive Vice President, Investments (1988-2002),
                                                                   Phoenix Life Insurance Company. Director (1983-2002) and
                                                                   Chairman (1995-2002), Phoenix Investment Counsel, Inc.
                                                                   Director (1984-2002) and President (1990-2000), Phoenix
                                                                   Equity Planning Corporation. Chairman and Chief Executive
                                                                   Officer, Phoenix/Zweig Advisers LLC (1999-2002). Director
                                                                   and President, Phoenix Investment Management Company
                                                                   (2001-2002). Director and Executive Vice President,
                                                                   Phoenix Life and Annuity Company (1996-2002). Director
                                                                   and Executive Vice President, PHL Variable Insurance
                                                                   Company (1995-2002). Director, Phoenix National Trust
                                                                   Company (1996-2002). Director and Vice President, PM
                                                                   Holdings, Inc. (1985-2002). Director, PHL Associates,
                                                                   Inc. (1995-2002). Director (1992-2002) and President
                                                                   (1992-1994), WS Griffith Securities, Inc.

                                                   NUMBER OF
                                                 PORTFOLIOS IN
                                                   FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, DATE OF BIRTH      LENGTH OF      OVERSEEN BY                      DURING PAST 5 YEARS AND
   AND POSITION(S) WITH TRUST      TIME SERVED       TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
***James M. Oates                 Served since          31         Chairman and Director, IBEX Capital Markets Inc.
Hudson Castle Group, Inc.         1993.                            (financial services) (1997-present). Managing Director,
150 Federal Street                                                 Wydown Group (consulting firm) (1994-present). Director,
Suite 1000                                                         Investors Financial Service Corporation (1995-present),
Boston, MA 02109                                                   Investors Bank & Trust Corporation (1995-present),
DOB: 5/31/46                                                       Plymouth Rubber Co. (1995-present), Stifel Financial
                                                                   (1996-present), Connecticut River Bancorp (1998-present),
                                                                   Connecticut River Bank (1999-present) and Trust Company
                                                                   of New Hampshire (2002-present). Director and Treasurer,
                                                                   Endowment for Health, Inc. (2000-present). Chairman,
                                                                   Emerson Investment Management, Inc. (2000-present).
                                                                   Investment Committee, New Hampshire Charitable Foundation
                                                                   (2001-present). Vice Chairman, Massachusetts Housing
                                                                   Partnership (1994-1999). Director, Blue Cross and Blue
                                                                   Shield of New Hampshire (1994-1999), AIB Govett Funds
                                                                   (1991-2000), Command Systems, Inc. (1998-2000). Phoenix
                                                                   Investment Partners, Ltd. (1995-2001) and 1Mind, Inc.
                                                                   (1999-2001).

* Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his relationship with The Phoenix Companies, Inc. and its affiliates.

*** Mr. Oates is being treated as an Interested Trustee due to certain business and financial relationships and investments existing among Mr. Oates, Hudson Castle Group, Inc. and Phoenix and certain of its affiliates. Management reserves the right to reassess Mr. Oates' status as circumstances warrant.


                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
                                  WITH TRUST AND
      NAME, ADDRESS AND           LENGTH OF TIME                             PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH                 SERVED                                   DURING PAST 5 YEARS
John F. Sharry                  Executive Vice       President, Private Client Group (1999-present), Executive Vice
DOB: 3/28/52                    President            President, Retail Division (1997-1999), Phoenix Investment Partners,
                                since 1998.          Ltd. President, Private Client Group, Phoenix Equity Planning
                                                     Corporation (2000-present). Executive Vice President, certain funds within the Phoenix Fund Complex (1998-present).

Francis G. Waltman              Senior Vice          Vice President, Chief Administrative Officer (2004-present), Senior
DOB: 7/27/62                    President since      Vice President, Chief Administrative Officer. Private Client Group
                                May 2004             (1999-2004), Phoenix Investment Partners, Ltd. Senior Vice President,
                                                     certain funds within the Phoenix Fund Complex (May 2004-present).

Nancy G. Curtiss                Treasurer            Vice President, Fund Accounting, Phoenix Equity Planning Corporation
DOB: 11/24/52                   since 1996.          (1994-present). Treasurer, certain funds within the Phoenix Fund
                                                     Complex (1994-present).

Matthew A. Swendiman            Chief Legal          to come
One American Row                Officer and
Hartford, CT 06102              Secretary
DOB: 11/14/58                   since 2004.

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   The Audit Committee. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Everett L. Morris, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met six times during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Harry Dalzell-Payne and Leroy Keith, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met twice times during the Trust's last fiscal year.

COMPENSATION

   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing the duties of their offices, but are compensated for their services by the adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended June 30, 2004, the Trustees received the following compensation:

                                                            Total Compensation
                                                              From Trust and
                                     Aggregate                 Fund Complex
                                   Compensation                 (41 Funds)
       Name                         From Trust               Paid to Trustees
       ----                         ----------               ----------------
 E. Virgil Conway                     $3,864                    $164,063
 Harry Dalzell-Payne                  $2,862                    $138,625
 Leroy Keith, Jr.                     $2,564                    $ 63,750
 Philip R. McLoughlin                 $   --                    $     --
 James M. Oates                       $3,983                    $106,125
 Richard E. Segerson                  $3,170                    $ 80,125
 Lowell P. Weicker, Jr.               $3,010                    $ 73,500
 Everett L. Morris                    $3,449                    $159,513
 Francis E. Jeffries                  $2,292                    $108,500
 Geraldine M. McNamara                $2,676                    $126,022
 Marilyn E. LaMarche                  $2,272                    $ 59,250
 S. Leland Dill                       $  685                    $ 53,000
 Donald B. Romans                     $  685                    $ 53,000

----------------------
* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At June 30, 2004, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those Trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $425,688, Ms. McNamara, $121,832, Mr. Morris, $296,296 and Mr. Segerson, $108,430, respectively. At present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2003:


                                                                          Aggregate Dollar Range of Trustee
                                                                           Ownership in all Funds Overseen
                                            Dollar Range of Equity              by Trustee in Family of
          Name of Trustee            Securities in the Mid-Cap Value Fund        Investment Companies
          ---------------            ------------------------------------        --------------------
E. Virgil Conway                                     None                             $1-$10,000
Harry Dalzell-Payne                                  None                                None
S. Leland Dill                                       None                                None
Francis E. Jeffries                                  None                          $50,001-$100,000
Leroy Keith, Jr.                                     None                           Over $100,000
Marilyn E. LaMarche                                  None                                None
Philip R. McLoughlin                              $1-$10,000                        Over $100,000
Geraldine M. McNamara                                None                          $50,001-$100,000
Everett L. Morris                                    None                           Over $100,000
James M. Oates                                       None                           Over $100,000
Donald B. Romans                                     None                                None
Richard E. Segerson                                  None                           Over $100,000
Lowell P. Weicker, Jr.                               None                                None

   On September, 2004, the Trustees and officers of the Funds beneficially owned less than 1% of the outstanding shares of the Fund.

                                OTHER INFORMATION

CAPITAL STOCK

   The Trust was originally incorporated in New York in 1956 and on January 13, 1992 was reorganized as a Massachusetts business trust under the name of "National Worldwide Opportunities Fund." The Trust's name was changed on June 30, 1993 to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the former adviser by The Phoenix Companies, Inc. and the affiliation with the other Phoenix Funds. Effective December 16, 1998, the Trust's name was changed to Phoenix-Aberdeen Worldwide Opportunities Fund. The Trust was reorganized as a Delaware business trust in October 2000. Effective June 28, 2004, 2004 the Trust changed its name to Phoenix Equity Trust and the Trustees designated the Phoenix-Aberdeen Worldwide Opportunities Fund as a series of the Trust and authorized an additional series of the Trust, the Phoenix Mid-Cap Value Fund series.

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in two series which have different classes. Holders of shares of each Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, no assessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Funds, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to the Funds, and classes, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Funds or classes. The underlying assets of the Funds are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Funds and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS

   The Financial Statements for the Worldwide Opportunities Fund for the fiscal year ended June 30, 2004, appearing in the Fund's 2004 Annual Report to Shareholders, are incorporated herein by reference.

REPORTS TO SHAREHOLDERS

   The fiscal year of the Funds ends on June 30. The Funds will send financial statements to their shareholders at least semi-annually. An annual report, containing financial statements audited by the Funds' independent registered public accounting firm, will be sent to shareholders each year, and is available without charge upon request.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as the independent registered public accounting firm for the Funds (the "Accountants"). The Accountants audit the Funds' annual financial statements and express an opinion thereon.

CUSTODIAN AND TRANSFER AGENT

   Brown Brothers Harriman & Co., having its principal place of business at 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Phoenix-Aberdeen Worldwide Opportunities Fund's assets. State Street Bank and Trust Company, P.O. Box 351, Boston, MA 02101 serves as custodian of the Phoenix Mid-Cap Value Fund's assets.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning, located at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Funds (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Funds or Transfer Agent. Fees paid by the Funds, in addition to the fee paid to Equity Planning, will be reviewed and approved by the Board of Trustees.

                                     PART C

                              PHOENIX EQUITY TRUST
            (formerly Phoenix Aberdeen Worldwide Opportunities Fund)


                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification

         The Agreement and Declaration of Trust dated August 17, 2000 and the Bylaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a) Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 69 (File No. 002-16590) on October 30, 2000 and incorporated herein by reference.

(2) Bylaws of the Registrant filed via EDGAR with Post-Effective Amendment No. 69 (File No. 002-16590) on October 30, 2000 and incorporated herein by reference.

(3)        Not Applicable.

(4) Agreement and Plan of Reorganization (included as Exhibit A to the Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(5) Reference is hereby made to Registrant's Agreement and Declaration of Trust referenced in Exhibit 1 above and Registrant's Bylaws referenced in Exhibit 2 above.

(6)(a) Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated November 20, 2002, as filed via EDGAR on Form N-1A on October 28, 2003 with Post-Effective Amendment No. 74 (File No. 002-16590) and incorporated herein by reference.

(6)(b) Form of First Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. filed herewith.

(6)(c) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Aberdeen Fund Managers, Inc. now known as Aberdeen Asset Management dated October 27, 1998, as filed via

           EDGAR on Form N-1A on December 15, 1998 with Post-Effective Amendment No. 66 (File No. 002-16590) and incorporated herein by reference.

(6)(d) Amendment to Sub-Advisory Agreement between Phoenix Investment Counsel, Inc. and Aberdeen Fund Managers, Inc. now known as Aberdeen Asset Management dated November 20, 2002, as filed via EDGAR on Form N-1A on October 28, 2003 with Post-Effective Amendment No. 74 (File No. 002-16590) and incorporated herein by reference.

(6)(e) Form of Subadvisory Agreement between the Registrant, Phoenix Investment Counsel, Inc. and Sasco Capital, Inc. filed herewith.

(7)(a) Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997, as filed via EDGAR on Form N-1A on October 6, 1998 with Post-Effective Amendment No. 64 (File No. 002-16590) and incorporated herein by reference.

(7)(b) Updated Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, as filed via EDGAR on Form N-1A on October 28, 2003 with Post-Effective Amendment No. 74 (File No. 002-16590) and incorporated herein by reference.

(8)        Not Applicable.

(9)(a) Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997 filed herewith.

(9)(b) Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed herewith.

(9)(c) Amendment effective July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed herewith.

(9)(d) Amendment effective May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed herewith.

(10)(a) Amended and Restated Distribution Plan Pursuant to Rule 12b-1 for Class A Shares as filed via EDGAR on Form N-1A (File No. 002-16590) on October 24, 1997 with Post-Effective Amendment No. 63 and incorporated herein by reference.

(10)(b) First Amendment of Phoenix Aberdeen Worldwide Opportunities Fund to the Amended and Restated Distribution Plan for Class A Shares, as filed via EDGAR on Form N-1A (File No. 002-16590) on October 28, 2003 with Post-Effective Amendment No. 74 and incorporated herein by reference.

(10)(c) Distribution Plan Pursuant to Rule 12b-1 for Class C Shares as filed via EDGAR Form N-1A (File No. 002-16590) on August 7, 2000 with Post-Effective Amendment No. 68 and incorporated herein by reference.

(10)(d) 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan adopted August 17, 2004 filed herewith.

(10)(e) First Amendment to the 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan adopted August 17, 2004 filed herewith.

(11) Opinion and Consent of Matthew A. Swendiman, Esq. with respect to the legality of the shares being issued, filed herewith.

(12) Opinion and Consent of Foley & Lardner LLP with respect to a tax free reorganization (to be filed by Amendment).

(13)(a) Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation, dated June 1, 1994, as filed via EDGAR on Form N-1A (File No. 002-16590) with Post-Effective Amendment No. 63 on October 24, 1997 and incorporated herein by reference.

(13)(a)(1) First Amendment to Transfer Agency and Service Agreement between
           Registrant and Phoenix Equity Planning Corporation dated February 28, 2004 filed herewith.

(13)(b) Sub-Transfer Agent Agreement: Sub-Transfer Agency and Service Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company, effective June 1, 1994, as filed via EDGAR on Form N-1A (File No. 002-16590) with Post-Effective Amendment No. 64 on October 6, 1998 and incorporated herein by reference.

(13)(c) Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, dated November 19, 1997, as filed via EDGAR with Form N-1A (File No. 002-16590) with Post-Effective Amendment No. 64 on October 6, 1998 and incorporated herein by reference.

(13)(d) First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, dated March 23, 1998, as filed via EDGAR with Form N-1A (File No. 002-16590) with Post-Effective Amendment No. 64 on October 6, 1998 and incorporated herein by reference.

(13)(e) Second Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, dated July 31, 1998, as filed via EDGAR with Form N-1A (File No. 002-16590) with Post-Effective Amendment No. 64 on October 6, 1998 and incorporated herein by reference.

(13)(f) Third Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated January 1, 2003, as filed via EDGAR with Form N-1A (File No. 002-16590) with Post-Effective Amendment No. 74 on October 28, 2003 and incorporated herein by reference.

(13)(g) Form of Fourth Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation filed herewith.

(13)(h) Codes of Ethics of the Fund, the Adviser and the Distributor filed herewith.

(14)       Consent of PricewaterhouseCoopers LLP, filed herewith.

(15)       Not Applicable.

(16)       Powers of Attorney filed herewith.

(17)(a) Form of Proxy Card for FMI Sasco Contrarian Value Fund filed herewith.

- -----------------

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an Opinion of Counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Hartford and State of Connecticut on the 21st day of September 2004.

                              PHOENIX EQUITY TRUST

                                   By:/s/ Philip R. McLoughlin
                                   ---------------------------
                                   Name: Philip R. McLoughlin
                                   Title: President

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated as of the 21st day of September 2004.

Signature                                              Title
---------                                              -----

--------------------------------------------------     Trustee
E. Virgil Conway*

                                                       Treasurer
/s/Nancy G. Curtiss                                    (Principal Financial and
--------------------------------------------------     Accounting Officer)
Nancy G. Curtiss*


--------------------------------------------------     Trustee
Harry Dalzell-Payne*


--------------------------------------------------     Trustee
Francis E. Jeffries*


--------------------------------------------------     Trustee
Leroy Keith, Jr.*


--------------------------------------------------     Trustee
Marilyn E. LaMarche*


/s/ Philip R. McLoughlin                               President and Trustee
--------------------------------------------------     (Principal Executive
Philip R. McLoughlin*                                  Officer)


--------------------------------------------------     Trustee
Geraldine M. McNamara*


--------------------------------------------------     Trustee
Everett L. Morris*

--------------------------------------------------     Trustee
James M. Oates*


--------------------------------------------------     Trustee
Richard E. Segerson*


--------------------------------------------------     Trustee
Lowell P. Weicker, Jr.*


*/s/ Philip R. McLoughlin
 -------------------------------------------------
*Pursuant to powers of attorney, filed herewith.

                                Index to Exhibits
                                -----------------


(6)(b)    Form of First Amendment to Amended and Restated Investment Agreement
(6)(e)    Form of Subadvisory Agreement

(9)(a)    Master Custodian Contract
(9)(b)    Amendment to Master Custodian Contract
(9)(c)    Amendment to Master Custodian Contract
(9)(d)    Amendment to Master Custodian Contract

(10)(d)   2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan
(10)(e) First Amendment to the 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan

(11)      Opinion and Consent Matthew A. Swendiman

(13)(a)(1)First Amendment to Transfer Agency and Service Agreement
(13)(g)   Fourth Amendment to the Amended and Restated Financial Agent Agreement
(13)(h)   Code of Ethics

(14)      Consent of PricewaterhouseCoopers LLP

(16)      Powers of Attorney

(17)(a)   Form of Proxy Card